UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-05085

Capital Income Builder

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2021

Gregory F. Niland

Capital Income Builder

5300 Robin Hood Road

Norfolk, Virginia 23513

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Capital Income Builder® Annual report for the year ended October 31, 2021

Seeking
income growth
opportunities from
around the world

Capital Income Builder seeks to provide you with a level of current income that exceeds the average yield on U.S. stocks generally and to provide you with a growing stream of income over the years. The fund’s secondary objective is to provide you with growth of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 5.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for periods ended September 30, 2021 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	18.43%	6.73%	7.93%
Class A shares (reflecting 5.75% maximum sales charge)	11.35	5.26	7.08

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.37% for Class F-2 shares and 0.59% for Class A shares as of the prospectus dated January 1, 2022 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield as of November 30, 2021, was 2.50% for Class F-2 shares and 2.14% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula. The fund’s 12-month distribution rate as of that date was 2.93% for Class F-2 shares and 2.56% for Class A shares. The Class A share results reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities, while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Investing outside the United States may be subject to additional risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

31	Financial statements

59	Board of trustees and other officers

Fellow investors:

Global equity markets rebounded strongly over Capital Income Builder’s fiscal year as the vaccine rollout eased fears about COVID-19 and aggressive stimulus measures bolstered economic growth and corporate profitably. The fund benefited from holdings that experienced cyclical recovery, as well as those that have reinstated or grown their dividends beyond market expectations.

For the 12 months ended October 31, 2021, the fund experienced a total return of 25.95%, with all dividends reinvested. The fund, which invests in a mix of stocks and bonds, beat the 24.94% gain of the 70%/30% MSCI All Country World Index (ACWI)/Bloomberg U.S. Aggregate Index, the fund’s new primary benchmark. The blended index, which measures the returns of global stock markets and the U.S. fixed income market, became the fund’s primary benchmark effective January 1, 2021.

Dividend income

Capital Income Builder has two primary objectives: to provide shareholders a level of current income that exceeds the average yield on U.S. stocks generally and to grow capital. Capital Income Builder’s holdings are focused on companies that we believe will best satisfy its objectives of providing current and growing dividend income and capital appreciation.

The fund’s F-2 shares paid a regular dividend of 53 cents a share, as well as a special dividend of 13 cents per share, in December 2020. The fund went on to pay regular dividends of

Results at a glance

For periods ended October 31, 2021, with all distributions reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 7/30/87)

Capital Income Builder (Class F-2 shares)[1]	25.95%	8.00%	7.74%	9.17%
Capital Income Builder (Class A shares)	25.67	7.77	7.53	8.98
70%/30% MSCI ACWI/Bloomberg Index[2,3,4]	24.94	11.37	8.97	7.55
MSCI ACWI (All Country World Index)[2,3]	37.28	14.72	11.32	7.73
Bloomberg U.S. Aggregate Index[3]	–0.48	3.10	3.00	6.08

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[3]	The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Sources: MSCI, Bloomberg Index Services Ltd.
[4]	The 70%/30% MSCI ACWI/Bloomberg Index blends the MSCI ACWI with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly. Effective January 1, 2021, the fund’s primary benchmark became the 70%/30% MSCI ACWI/ Bloomberg U.S. Aggregate Index.

Capital Income Builder	1

44 cents a share in March 2021 and again in June and September. The fund strives to grow its dividend and provide a special dividend each fiscal year, though its ability to do so is dependent on market conditions. Prudence guides distribution decisions as the fund strives to grow income while carefully managing risk.

In pursuit of its income objective, the fund recorded a 12-month yield of 2.86% for its F-2 share class, greater than that of the MSCI ACWI (1.72%), the Bloomberg U.S. Aggregate Index (1.66%) and the S&P 500 (1.28%). Although the fund has sometimes reduced its dividend in response to market conditions, it strives to increase dividends over time. A reduction in the dividend earlier this year was intended to broaden the investment opportunity set, maintaining a balance between holdings with higher current dividend yields and those that are paying lower current yields but have strong growth prospects.

Markets rebounded strongly

It’s difficult to overstate the dramatic magnitude of the political and socioeconomic change we experienced over the fiscal year. At the time of our last annual report, the U.S. was facing a new political environment, an uncertain outlook for COVID-19 and global economies reeling from pandemic-related slowdowns. In the months that followed, world equity markets enjoyed a rapid rise to new record highs driven by an improvement in the economic outlook thanks to the COVID-19 vaccine rollout, aggressive policy stimulus and a surge in corporate profitability.

Here in the United States, in March President Biden signed a $1.9 trillion coronavirus relief bill that included direct payments of up to $1,400 to American families, extended unemployment benefits. The Federal Reserve kept interest rates at historic lows and continued its aggressive pace of quantitative easing, and forward earnings estimates for S&P 500 companies pushed rapidly above pre-pandemic highs.

Overseas, the general policy tightening by the Chinese government and its desire to exert more central control over property and technology companies resulted in an economic slowdown, with October retail sales growth slowing to 4.9%. Chinese commerce is slowing, with auto sales and property sector difficulties serving to underscore the wariness of consumers. Declines in China’s equity indexes were triggered by regulatory tightening in certain sectors such as technology and education services, and later by default fears for real-estate conglomerate Evergrande and the property sector generally.

As the fiscal year ended, attention turned to growing inflationary pressure in the United States and elsewhere, with consumer prices by one measure rising at a pace not seen since the early 1990s. As a result, market expectations rose for multiple interest rate increases by the Federal Reserve in 2022. Stocks weakened in September as investors digested the inflation surge before share prices resumed their upward trajectory.

Dividend environment improved

Continuing the theme from the prior fiscal year, cyclical stocks led the market higher as defensive and traditional bond proxies lagged.

But there was some rotation within the major sector groups, as energy and financials enjoyed strong gains on a rebound in energy prices throughout 2021 and the prospect of higher interest rates (driven by inflation) bolstering the net interest margins that impact financial institutions’ profitability. West Texas Intermediate crude oil rose more than 131% during the fund’s fiscal year, returning to the mid-$80s per barrel for the first time since late 2014.

Semiconductor stocks remained strong amid high demand and ongoing supply shortages, with key portfolio holdings Broadcom and Taiwan Semiconductor Manufacturing benefiting from the rise. The PHLX Semiconductor Sector Index (SOX) gained more than 50% over the fiscal year.

The environment for dividends generally improved. As the economic storm clouds from the initial COVID-19 outbreak passed, many companies that had cut or suspended dividends (such as Ford) resumed or expanded the return of capital to shareholders. As a result, dividend payouts globally increased by a record 22%, reaching a new all-time high in the third quarter as 90% of companies either raised their dividends or held them stable. Mining sector dividends were responsible for the bulk of the increase, with portfolio holding BHP set to be the world’s biggest dividend payer in 2021.

Inside the portfolio

Capital Income Builder’s holdings are focused on companies that we believe will best satisfy its objectives of providing current and growing dividend income and capital appreciation. To accomplish this, we search the investable universe for growing dividend payers with strong balance sheets, quality growth prospects and solid free cash flow.

Some companies, such as Broadcom (the fund’s single largest holding at 3.4% of the portfolio), carry a modest yield, but are growing their dividend rapidly. The semiconductor company pays a forward dividend yield of approximately 2.6%, but has grown its dividend by roughly 27% over the last three years, an impressive pace. When the company

2	Capital Income Builder

reported quarterly results in September, it exceeded top-line and bottom-line estimates for the fifth consecutive quarter due to strong demand across its product portfolio, particularly wireless solutions, data centers and computing solutions. A 16% revenue growth rate represented the best result in more than three years. Broadcom’s common shares gained 52.07% over the reporting period.

Financial conglomerate JPMorgan (the fund’s ninth largest holding at 1.3% of the portfolio) is in this camp as well, paying a forward dividend yield of approximately 2.4% and growing its dividend by roughly 17% over the last three years. Shares gained an impressive 73.29% over the reporting period, thanks to the ongoing improvement in the economy. When the company reported earnings in October, a credit reserve release of $2.1 billion on better loan performance bolstered earnings as it did in the last two quarters (which saw releases of $3 billion and $5.2 billion, respectively).

Others, such as Philip Morris International (the fund’s second largest holding at 2.4% of the portfolio), carry an impressive yield but are growing more slowly. The tobacco company pays an impressive forward dividend yield of approximately 5.3% but has grown its dividend by less than 4% over the last three years. Shares gained 33.12% over the reporting period.

Still others, such as Amgen (the fund’s 10th largest equity holding at 1.3% of the portfolio), split the difference between current income and growth. The pharmaceuticals maker pays a forward dividend yield of roughly 3.3% and has grown its dividend by slightly more than 10% over the last three years. Shares lagged over the reporting period, falling 4.60% despite solid results as the company awaits a post-COVID rebound in patient visits and lab testing leading to new patients starting treatments. As of October 31, financials composed the largest share of the fund’s equity holdings, accounting for 17.24% of its portfolio, followed by information technology (9.60%) and consumer staples (8.99%). Investments in the United States represented 42.39% of the fund’s equity holdings, followed by the Eurozone at 7.48%. Equities composed 77.67% of the portfolio, while 20.02% was invested in fixed income and short-term securities.

Moving forward

As we look ahead to the new fiscal year, we are mindful of a few major themes.

First, we believe there will be ongoing progress toward a post-pandemic reality. Economic and social policy seem to be headed toward normalcy despite some late-breaking evidence of a new COVID-19 surge in parts of Europe. We believe that a normalization of monetary policies and a reduction of the anomalous stock market imbalances of recent years will benefit the fund and its focus on dividends.

Second, the divergence between the performance of markets in the United States versus the rest of the world remains stark, with the S&P 500 up 42.91% during the fiscal year, compared to an 29.66% rise in the MSCI All Country World ex USA Index. As a global fund, Capital Income Builder is well positioned to use its geographic flexibility — that is, its ability to pursue investment opportunities around the world without rigid constraints — to seek to take advantage of this.

And finally, we believe the fund’s holdings should continue to benefit from the uptick in inflationary pressure thanks to its exposure to energy and resource stocks. A derivative benefit should be enjoyed by the portfolio’s financial holdings as higher inflation and monetary policy tighten results in higher long-term interest rates, which will bolster bank profitability.

Against this backdrop, we remain loyal to the fund’s objective and optimistic about the dividend-paying companies with growing dividends we have selected for this portfolio through fundamental, bottom-up security selection. The world continues to face a challenging environment for low-risk sources of investment income, with a large share of outstanding global sovereign debt trading at negative yields. We believe that dividend compounders with healthy free cash flow and balance sheets represent good long-term investments.

We thank you for your commitment to Capital Income Builder, and we look forward to reporting to you again in six months.

Sincerely,

David A. Hoag
Co-President

Winnie Kwan
Co-President

Steven T. Watson
Co-President

December 8, 2021

For current information about the fund, visit capitalgroup.com.

Capital Income Builder	3

The value of a long-term perspective

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment¹; thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Prices and returns will vary, so investors may lose money. For current information and month-end results, visit capitalgroup.com.

The results shown are before taxes on fund distributions and sale of fund shares. Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
[3]	The 70%/30% MSCI ACWI/Bloomberg Index blends the MSCI ACWI (All Country World Index) with the Bloomberg U.S. Aggregate Index by weighting their total returns at 70% and 30%, respectively. Results assume the blend is rebalanced monthly.
[4]	From July 30, 1987, through December 31, 1987, the MSCI World Index was used because the MSCI ACWI (All Country World Index) did not exist. MSCI World Index results reflect dividends net of withholding taxes, and MSCI ACWI results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	For the period July 30, 1987, commencement of operations, through October 31, 1987.

$220,000
$200,000
$180,000
$160,000
140,000
120,000
90,000
60,000
30,000
10,000
0
Year ended October 31
1987[5]
1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998

	1 year	5 years	10 years
Class F-2 shares	25.95%	8.00%	7.74%
Class A shares*	18.44%	6.51%	6.89%

**Assumes payment of the maximum 5.75% sales charge.*

4	Capital Income Builder

How a hypothetical $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. As the chart below shows, over its lifetime Capital Income Builder has done demonstrably better than its primary benchmark. Dividends, particularly when reinvested, have accounted for a large portion of the fund’s overall results.

Capital Income Builder	5

Investment portfolio October 31, 2021

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	60.92%
Eurozone*	7.71
United Kingdom	6.34
Canada	5.50
Switzerland	3.50
Taiwan	1.99
China	1.68
Hong Kong	1.65
India	1.24
Other countries	6.40
Short-term securities & other assets less liabilities	3.07
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Common stocks 77.50%	Shares	Value (000)
Financials 17.24%
Zurich Insurance Group AG1	3,285,568	$1,458,885
Toronto-Dominion Bank (CAD denominated)	19,977,624	1,450,218
JPMorgan Chase & Co.	8,286,092	1,407,724
PNC Financial Services Group, Inc.	5,630,216	1,188,144
CME Group, Inc., Class A	4,736,975	1,044,740
Münchener Rückversicherungs-Gesellschaft AG1	3,043,486	901,498
ING Groep NV1	46,203,698	701,363
DNB Bank ASA[1]	26,548,332	632,620
American International Group, Inc.	9,744,737	575,816
Power Corporation of Canada, subordinate voting shares	16,702,500	556,300
DBS Group Holdings, Ltd.[1]	23,852,429	555,821
Kaspi.kz JSC[1,2]	3,274,398	474,502
Hong Kong Exchanges and Clearing, Ltd.[1]	7,656,890	464,693
Intesa Sanpaolo SpA[1]	157,745,449	449,383
Great-West Lifeco, Inc. (CAD denominated)	14,617,500	430,045
Principal Financial Group, Inc.	6,312,000	423,472
KeyCorp	17,134,300	398,715
KBC Groep NV1	4,191,890	391,227
Morgan Stanley	3,538,800	363,718
Ping An Insurance (Group) Company of China, Ltd., Class H1	42,437,700	305,595
Ping An Insurance (Group) Company of China, Ltd., Class A1	6,349,427	49,007
Swedbank AB, Class A1	15,007,820	325,902
Truist Financial Corp.	4,945,439	313,887
Tryg A/S1	11,066,626	262,389
Citigroup, Inc.	3,129,985	216,470
Webster Financial Corp.	3,825,079	214,051
AIA Group, Ltd.[1]	18,802,600	212,485
Moscow Exchange MICEX-RTS PJSC[1]	83,512,481	204,827
East West Bancorp, Inc.	2,575,200	204,677
China Pacific Insurance (Group) Co., Ltd., Class H1	63,596,700	196,528
PICC Property and Casualty Co., Ltd., Class H1	198,672,000	186,237
Citizens Financial Group, Inc.	3,587,962	169,998
National Bank of Canada	2,053,000	169,966
BlackRock, Inc.	171,800	162,086
Travelers Companies, Inc.	1,001,700	161,153
U.S. Bancorp	2,655,500	160,313
B3 SA-Brasil, Bolsa, Balcao	74,790,330	157,829
China Merchants Bank Co., Ltd., Class H1	17,028,000	143,799
State Street Corp.	1,415,000	139,448
Franklin Resources, Inc.	3,799,500	119,646
Euronext NV1	999,658	112,412
Sberbank of Russia PJSC (ADR)[1]	5,513,361	110,571
UBS Group AG1	6,059,574	110,534

6	Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Financials (continued)
BNP Paribas SA1	1,607,000	$107,804
Everest Re Group, Ltd.	327,827	85,727
Marsh & McLennan Companies, Inc.	476,909	79,548
Banco Santander, SA1	18,170,300	68,993
Discover Financial Services	593,812	67,291
Wells Fargo & Company	904,400	46,269
Vontobel Holding AG1	471,652	43,554
BOC Hong Kong (Holdings), Ltd.[1]	13,549,000	43,076
EFG International AG1	5,877,438	41,290
Blackstone, Inc., nonvoting shares	238,622	33,030
Cullen/Frost Bankers, Inc.	196,700	25,473
SouthState Corp.	273,800	21,381
Skandinaviska Enskilda Banken AB, Class A1	1,311,425	20,532
IIFL Wealth Management, Ltd.[1]	760,130	16,518
Jonah Energy Parent LLC[1,3,4]	1,631	35
		18,979,215

Information technology 9.60%
Broadcom, Inc.	6,377,354	3,390,648
Microsoft Corp.	7,667,272	2,542,621
Taiwan Semiconductor Manufacturing Company, Ltd.[1]	54,857,456	1,160,929
Intel Corp.	9,783,758	479,404
Vanguard International Semiconductor Corp.[1]	80,330,249	421,124
NetApp, Inc.	4,350,164	388,470
Automatic Data Processing, Inc.	1,536,400	344,906
GlobalWafers Co., Ltd.[1]	11,481,000	316,010
Paychex, Inc.	2,067,599	254,894
KLA Corp.	607,414	226,420
MediaTek, Inc.[1]	6,300,000	208,276
Texas Instruments, Inc.	1,011,891	189,709
Apple, Inc.	878,000	131,524
QUALCOMM, Inc.	837,677	111,445
Western Union Company	6,010,700	109,515
Tokyo Electron, Ltd.[1]	219,200	102,192
Tripod Technology Corp.[1]	13,300,000	56,382
BE Semiconductor Industries NV1	326,200	29,918
SAP SE1	203,332	29,448
International Business Machines Corp.	227,619	28,475
SINBON Electronics Co., Ltd.[1]	2,571,000	21,338
FDM Group (Holdings) PLC[1]	1,201,600	19,829
		10,563,477

Consumer staples 8.99%
Philip Morris International, Inc.	28,080,772	2,654,756
British American Tobacco PLC[1]	32,493,195	1,130,069
British American Tobacco PLC (ADR)	5,339,964	186,472
Nestlé SA1	6,576,137	868,644
PepsiCo, Inc.	4,358,090	704,267
General Mills, Inc.	10,248,520	633,359
Altria Group, Inc.	10,974,861	484,101
Unilever PLC (GBP denominated)[1]	7,748,456	414,671
Coca-Cola Company	6,048,998	340,982
Carlsberg A/S, Class B1	1,953,683	322,893
Imperial Brands PLC[1]	14,877,448	314,299
Danone SA1	4,609,166	300,635
ITC, Ltd.[1]	92,963,836	277,699
Keurig Dr Pepper, Inc.	7,180,700	259,151
Kimberly-Clark Corp.	1,998,699	258,812
Kraft Heinz Company	5,182,637	186,005
Anheuser-Busch InBev SA/NV1	2,456,583	150,402
Reckitt Benckiser Group PLC[1]	1,177,832	95,537
Procter & Gamble Company	602,921	86,212
Vector Group, Ltd.	6,328,252	83,913
Inner Mongolia Yili Industrial Group Co., Ltd., Class A1	8,358,985	56,389
Viscofan, SA, non-registered shares[1]	484,500	33,151
Scandinavian Tobacco Group A/S1	1,196,864	26,900
Hilton Food Group PLC[1]	1,383,500	22,125
		9,891,444

Capital Income Builder	7

Common stocks (continued)	Shares	Value (000)
Health care 7.33%
Gilead Sciences, Inc.	26,264,139	$1,704,017
Amgen, Inc.	6,658,049	1,378,016
AbbVie, Inc.	8,655,900	992,572
GlaxoSmithKline PLC[1]	37,304,071	775,085
Medtronic PLC	6,169,666	739,496
Novartis AG1	7,970,723	659,620
AstraZeneca PLC[1]	4,901,753	611,611
Abbott Laboratories	3,490,300	449,865
UnitedHealth Group, Inc.	695,945	320,462
Roche Holding AG, nonvoting non-registered shares[1]	551,942	213,830
Royalty Pharma PLC, Class A	3,759,287	148,605
Merck & Co., Inc.	702,500	61,855
Koninklijke Philips NV (EUR denominated)[1]	310,789	14,644
Organon & Co.[4]	70,250	2,582
		8,072,260

Real estate 7.10%
Crown Castle International Corp. REIT	14,076,782	2,538,044
VICI Properties, Inc. REIT[5]	36,203,428	1,062,571
Digital Realty Trust, Inc. REIT	4,767,856	752,415
Gaming and Leisure Properties, Inc. REIT	11,769,264	570,692
Link Real Estate Investment Trust REIT[1]	49,676,619	441,801
Federal Realty Investment Trust REIT	2,500,000	300,875
MGM Growth Properties LLC REIT, Class A	7,528,878	296,487
TAG Immobilien AG1,5	9,077,760	275,804
CK Asset Holdings, Ltd.[1]	28,272,934	174,814
Equinix, Inc. REIT	205,490	172,010
Charter Hall Group REIT[1]	13,076,087	171,462
American Tower Corp. REIT	570,338	160,818
Longfor Group Holdings, Ltd.[1]	23,067,500	111,835
Embassy Office Parks REIT[1]	21,328,000	99,727
CTP NV1,4	4,563,062	97,286
Alexandria Real Estate Equities, Inc. REIT	472,920	96,542
Powergrid Infrastructure Investment Trust[1,4,5]	59,148,100	95,526
Mindspace Business Parks REIT[1]	21,491,600	93,776
Americold Realty Trust REIT	2,889,800	85,162
Sun Hung Kai Properties, Ltd.[1]	5,568,353	74,240
Boston Properties, Inc. REIT	647,000	73,525
China Resources Land, Ltd.[1]	10,836,000	42,118
PSP Swiss Property AG1	217,600	27,215
		7,814,745

Utilities 6.67%
E.ON SE1	63,851,940	809,490
Enel SpA[1]	90,057,240	754,361
Power Grid Corporation of India, Ltd.[1]	247,274,770	610,219
Iberdrola SA, non-registered shares[1]	51,086,874	604,485
Dominion Energy, Inc.	7,592,898	576,529
DTE Energy Company	5,049,200	572,327
Exelon Corp.	10,476,987	557,271
Duke Energy Corp.	4,452,900	454,240
Southern Co.	5,732,500	357,249
National Grid PLC[1]	26,503,050	339,028
Entergy Corp.	3,193,241	328,968
AES Corp.	11,041,321	277,468
Engie SA1	12,233,527	174,078
ENGIE SA, bonus dividend[1]	3,818,624	54,337
SSE PLC[1]	9,390,878	211,339
Edison International	2,316,745	145,793
Public Service Enterprise Group, Inc.	2,000,000	127,600
Sempra Energy	716,932	91,502
Power Assets Holdings, Ltd.[1]	9,434,000	57,512
Centrica PLC[1,4]	64,659,813	53,461
China Gas Holdings, Ltd.[1]	19,158,600	47,845
CenterPoint Energy, Inc.	1,595,000	41,534
Endesa, SA1	1,133,944	26,185
CMS Energy Corp.	352,820	21,293
Ratch Group PCL, foreign registered shares[1]	12,915,600	17,625

8	Capital Income Builder

Common stocks (continued)	Shares	Value (000)
Utilities (continued)
Evergy, Inc.	187,303	$11,941
NextEra Energy, Inc.	128,036	10,925
Keppel Infrastructure Trust[1]	23,254,089	9,139
		7,343,744

Energy 5.36%
TC Energy Corp. (CAD denominated)	17,949,104	970,986
TC Energy Corp.	4,786,599	258,955
Canadian Natural Resources, Ltd. (CAD denominated)	22,325,875	948,886
Chevron Corp.	8,051,908	921,863
Gazprom PJSC (ADR)[1]	48,471,117	476,519
EOG Resources, Inc.	4,984,436	460,861
ConocoPhillips	5,560,812	414,225
Enbridge, Inc. (CAD denominated)	8,643,338	362,048
TotalEnergies SE1	5,743,070	287,951
Royal Dutch Shell PLC, Class B1	7,196,800	165,034
Royal Dutch Shell PLC, Class B (ADR)	738,100	33,835
Equitrans Midstream Corp.	18,872,981	194,580
BP PLC[1]	37,787,251	181,354
Schlumberger, Ltd.	3,258,133	105,107
Exxon Mobil Corp.	1,267,600	81,722
Petronet LNG, Ltd.[1]	10,248,279	31,504
Diamond Offshore Drilling, Inc.[4]	536,712	3,019
Diamond Offshore Drilling, Inc.[1,2,4]	187,562	971
		5,899,420

Industrials 4.41%
Raytheon Technologies Corp.	17,231,683	1,531,207
RELX PLC[1]	10,462,917	323,797
BOC Aviation, Ltd.[1,5]	35,690,470	313,999
Singapore Technologies Engineering, Ltd.[1]	100,226,700	285,409
BAE Systems PLC[1]	37,159,152	280,178
VINCI SA1	2,557,543	273,708
Lockheed Martin Corp.	800,000	265,856
Trinity Industries, Inc.[5]	7,712,016	216,322
Honeywell International, Inc.	981,505	214,577
Waste Management, Inc.	1,195,011	191,477
ABB, Ltd.[1]	5,690,901	188,770
Kone OYJ, Class B1	2,009,800	136,787
Union Pacific Corp.	532,547	128,557
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares[1]	5,015,200	106,987
CCR SA, ordinary nominative shares	46,499,778	94,173
United Parcel Service, Inc., Class B	411,900	87,928
General Dynamics Corp.	224,400	45,497
Sulzer AG1	321,188	31,651
LIXIL Corp.[1]	1,166,700	30,012
L3Harris Technologies, Inc.	112,066	25,836
Norfolk Southern Corp.	86,215	25,265
Melrose Industries PLC[1]	11,230,258	24,184
Atlas Corp.	1,321,800	18,505
Mitsubishi Corp.[1]	389,200	12,275
		4,852,957

Communication services 4.17%
Comcast Corp., Class A	23,370,725	1,201,956
SoftBank Corp.[1]	73,626,148	1,005,461
BCE, Inc.	11,315,661	582,515
Verizon Communications, Inc.	7,403,006	392,285
Koninklijke KPN NV1	108,510,467	324,520
HKT Trust and HKT, Ltd., units[1]	191,081,060	259,477
TELUS Corp.	8,448,791	193,812
WPP PLC[1]	10,313,598	149,420
Indus Towers, Ltd.[1]	37,853,013	137,337
Nippon Telegraph and Telephone Corp.[1]	3,629,700	101,644
ITV PLC[1,4]	53,372,812	78,798
Omnicom Group, Inc.	931,500	63,417
ProSiebenSat.1 Media SE1	3,562,000	59,735

Capital Income Builder	9

Common stocks (continued)	Shares	Value (000)
Communication services (continued)
HKBN, Ltd.[1]	18,330,000	$22,031
Vodafone Group PLC[1]	12,232,124	18,053
Zegona Communications PLC[1]	264,993	388
		4,590,849

Materials 3.62%
Vale SA, ordinary nominative shares (ADR)	43,650,197	555,667
Vale SA, ordinary nominative shares	26,552,817	336,909
Rio Tinto PLC[1]	10,461,786	651,860
BHP Group PLC[1]	23,570,424	626,133
LyondellBasell Industries NV	4,533,365	420,787
Air Products and Chemicals, Inc.	1,098,522	329,348
Dow, Inc.	3,586,849	200,756
Evonik Industries AG1	4,972,487	161,156
Fortescue Metals Group, Ltd.[1]	15,051,000	157,228
Linde PLC	443,307	141,504
BASF SE1	1,925,521	138,651
Celanese Corp.	570,784	92,187
Asahi Kasei Corp.[1]	8,589,800	90,455
Nexa Resources SA6	4,624,901	39,081
WestRock Co.	662,600	31,871
Amcor PLC (CDI)[1]	918,454	11,082
		3,984,675

Consumer discretionary 3.01%
Home Depot, Inc.	1,634,238	607,512
McDonald’s Corp.	1,741,300	427,576
Midea Group Co., Ltd., Class A1	32,149,322	344,208
Industria de Diseño Textil, SA1	8,627,928	311,959
Starbucks Corp.	2,037,274	216,094
Cie. Financière Richemont SA, Class A1	1,605,021	199,008
Kering SA1	259,128	194,414
Hasbro, Inc.	1,963,069	187,984
YUM! Brands, Inc.	1,282,600	160,248
VF Corp.	2,073,528	151,119
Taylor Wimpey PLC[1]	69,084,063	146,482
LVMH Moët Hennessy-Louis Vuitton SE1	132,018	103,499
Darden Restaurants, Inc.	684,609	98,680
Sands China, Ltd.[1,4]	15,749,330	35,920
Kindred Group PLC (SDR)[1]	1,933,000	27,080
Fielmann AG1	368,400	24,275
OPAP SA1	1,551,400	24,179
Inchcape PLC[1]	2,093,100	23,685
Thule Group AB1	401,800	23,187
		3,307,109

Total common stocks (cost: $61,919,076,000)		85,299,895

Preferred securities 0.17%
Information technology 0.16%
Samsung Electronics Co., Ltd., nonvoting preferred shares[1]	3,216,480	176,548

Financials 0.01%
CoBank, ACB, Class E, 1.304% noncumulative preferred shares[2]	13,000	10,335

Total preferred securities (cost: $146,710,000)		186,883

Rights & warrants 0.00%
Consumer discretionary 0.00%
Cie. Financière Richemont SA, Class A, warrants, expire 2023[4]	684,470	493

Total rights & warrants (cost: $0)		493

10	Capital Income Builder

Convertible stocks 1.13%	Shares	Value (000)
Utilities 0.42%
NextEra Energy, Inc., convertible preferred units, 4.872% 2022	3,000,000	$189,660
NextEra Energy, Inc., convertible preferred units, 6.219% 2023	854,800	46,843
AES Corp., convertible preferred units, 6.875% 2024	913,000	92,222
American Electric Power Company, Inc., convertible preferred units, 6.125% 2023	938,000	48,438
American Electric Power Company, Inc., convertible preferred shares, 6.125% 2022	432,600	21,513
Dominion Energy, Inc., Series A, convertible preferred shares, 7.25% 2022	609,350	61,039
		459,715

Information technology 0.35%
Broadcom, Inc., Series A, cumulative convertible preferred shares, 8.00% 2022	226,317	379,611

Health care 0.26%
Danaher Corp., Series B, cumulative convertible preferred shares, 5.00% 2023	171,750	285,234

Industrials 0.07%
Stanley Black & Decker, Inc., convertible preferred shares, 5.25% 2022[6]	749,200	80,854

Consumer discretionary 0.03%
Aptiv PLC, Series A, convertible preferred shares, 5.50% 2023	197,211	38,101

Total convertible stocks (cost: $906,319,000)		1,243,515

Investment funds 2.78%
Capital Group Central Corporate Bond Fund[5]	303,664,983	3,057,906

Total investment funds (cost: $3,076,116,000)		3,057,906

Convertible bonds & notes 0.05%	Principal amount (000)
Consumer discretionary 0.05%
Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 2023	$40,000	54,153

Total convertible bonds & notes (cost: $40,217,000)		54,153

Bonds, notes & other debt instruments 15.30%
U.S. Treasury bonds & notes 8.61%
U.S. Treasury 6.44%
U.S. Treasury 8.00% 2021	337,500	338,515
U.S. Treasury 7.25% 2022	182,500	192,645
U.S. Treasury 7.625% 2022	39,700	42,755
U.S. Treasury 6.25% 2023	350,000	386,487
U.S. Treasury 7.125% 2023	299,800	326,255
U.S. Treasury 7.50% 2024[7]	331,274	398,793
U.S. Treasury 2.875% 2025	100,000	107,099
U.S. Treasury 6.875% 2025	145,145	177,247
U.S. Treasury 7.625% 2025	250,000	305,568
U.S. Treasury 0.875% 2026	680,000	670,772
U.S. Treasury 1.125% 2026	616,000	614,063
U.S. Treasury 6.00% 2026	206,000	248,902
U.S. Treasury 6.50% 2026	178,000	224,493
U.S. Treasury 6.75% 2026	35,000	44,136
U.S. Treasury 2.25% 2027	75	79
U.S. Treasury 6.125% 2027[7]	317,000	406,201
U.S. Treasury 6.375% 2027	85,000	109,325
U.S. Treasury 6.625% 2027	65,000	83,098
U.S. Treasury 1.25% 2028	284,000	281,357
U.S. Treasury 2.875% 2028	160,000	175,169
U.S. Treasury 5.25% 2028	89,000	111,984
U.S. Treasury 5.50% 2028	140,000	177,157
U.S. Treasury 5.25% 2029	25,000	31,616
U.S. Treasury 6.125% 2029	30,000	40,400
U.S. Treasury 6.25% 2030[7]	193,000	267,236

Capital Income Builder	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.125% 2040	$228,288	$197,822
U.S. Treasury 2.50% 2046	29,300	32,247
U.S. Treasury 2.875% 2046	20,300	24,015
U.S. Treasury 3.00% 2047	116,000	140,749
U.S. Treasury 2.875% 2049	41,800	50,095
U.S. Treasury 3.00% 2049[7]	228,388	279,664
U.S. Treasury 1.375% 2050	177,000	154,312
U.S. Treasury 1.625% 2050[7]	440,000	407,996
U.S. Treasury 2.00% 2051	40,000	40,586
		7,088,838

U.S. Treasury inflation-protected securities 2.17%
U.S. Treasury Inflation-Protected Security 0.125% 2023[8]	282,175	293,145
U.S. Treasury Inflation-Protected Security 0.375% 2023[8]	117,545	124,500
U.S. Treasury Inflation-Protected Security 0.625% 2023[8]	295,510	310,917
U.S. Treasury Inflation-Protected Security 0.125% 2024[8]	166,621	179,231
U.S. Treasury Inflation-Protected Security 0.125% 2024[8]	96,120	103,169
U.S. Treasury Inflation-Protected Security 0.50% 2024[8]	219,137	235,278
U.S. Treasury Inflation-Protected Security 0.625% 2024[8]	72,274	77,445
U.S. Treasury Inflation-Protected Security 0.125% 2026[8]	312,820	340,853
U.S. Treasury Inflation-Protected Security 0.375% 2027[8]	83,870	93,888
U.S. Treasury Inflation-Protected Security 0.50% 2028[8]	138,624	156,017
U.S. Treasury Inflation-Protected Security 0.125% 2031[8]	183,895	204,561
U.S. Treasury Inflation-Protected Security 2.125% 2041[8]	924	1,413
U.S. Treasury Inflation-Protected Security 1.00% 2049[8]	146,430	201,137
U.S. Treasury Inflation-Protected Security 0.25% 2050[8]	3,086	3,606
U.S. Treasury Inflation-Protected Security 0.125% 2051[8]	54,951	62,696
		2,387,856

Total U.S. Treasury bonds & notes		9,476,694

Mortgage-backed obligations 3.41%
Federal agency mortgage-backed obligations 2.73%
Fannie Mae Pool #AA8755 4.50% 2024[9]	1,129	1,180
Fannie Mae Pool #AA8211 4.50% 2024[9]	196	204
Fannie Mae Pool #930337 6.00% 2024[9]	3	3
Fannie Mae Pool #AX9959 3.50% 2029[9]	307	328
Fannie Mae Pool #BA2999 3.50% 2030[9]	322	344
Fannie Mae Pool #MA3438 3.50% 2033[9]	404	430
Fannie Mae Pool #CA1299 3.50% 2033[9]	128	138
Fannie Mae Pool #683351 5.50% 2033[9]	107	121
Fannie Mae Pool #CA4490 3.50% 2034[9]	698	744
Fannie Mae Pool #MA3658 3.50% 2034[9]	540	575
Fannie Mae Pool #903076 6.00% 2036[9]	1,936	2,289
Fannie Mae Pool #902164 6.00% 2036[9]	1,724	2,018
Fannie Mae Pool #887695 6.00% 2036[9]	1,307	1,544
Fannie Mae Pool #902503 6.00% 2036[9]	948	1,120
Fannie Mae Pool #894308 6.00% 2036[9]	176	198
Fannie Mae Pool #AS9772 3.50% 2037[9]	45	49
Fannie Mae Pool #AD0249 5.50% 2037[9]	139	160
Fannie Mae Pool #256960 6.50% 2037[9]	475	543
Fannie Mae Pool #256845 6.50% 2037[9]	90	105
Fannie Mae Pool #966172 7.00% 2037[9]	194	222
Fannie Mae Pool #963269 5.50% 2038[9]	1,355	1,586
Fannie Mae Pool #963454 5.50% 2038[9]	1,203	1,407
Fannie Mae Pool #963796 5.50% 2038[9]	483	565
Fannie Mae Pool #963341 5.50% 2038[9]	334	388
Fannie Mae Pool #970772 5.50% 2038[9]	50	56
Fannie Mae Pool #929964 6.00% 2038[9]	690	815
Fannie Mae Pool #257137 7.00% 2038[9]	29	34
Fannie Mae Pool #AE0392 5.50% 2039[9]	84	98
Fannie Mae Pool #AE8073 4.00% 2040[9]	256	284
Fannie Mae Pool #AL0152 6.00% 2040[9]	4,602	5,434
Fannie Mae Pool #AB4050 4.00% 2041[9]	468	518
Fannie Mae Pool #AJ4189 4.00% 2041[9]	293	324
Fannie Mae Pool #AJ4154 4.00% 2041[9]	248	275
Fannie Mae Pool #AJ0257 4.00% 2041[9]	114	126
Fannie Mae Pool #AL1571 5.00% 2041[9]	3,565	4,080

12	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #AL0913 6.00% 2041[9]	$3,297	$3,893
Fannie Mae Pool #AO6721 4.00% 2042[9]	12,229	13,521
Fannie Mae Pool #AJ9165 4.00% 2042[9]	6,817	7,538
Fannie Mae Pool #AL2745 4.00% 2042[9]	2,020	2,237
Fannie Mae Pool #890445 4.00% 2042[9]	1,553	1,717
Fannie Mae Pool #AO1820 4.00% 2042[9]	1,154	1,276
Fannie Mae Pool #890407 4.00% 2042[9]	724	801
Fannie Mae Pool #AS0831 4.50% 2043[9]	1,093	1,220
Fannie Mae Pool #AX2782 4.00% 2044[9]	3,913	4,325
Fannie Mae Pool #AW4026 4.00% 2044[9]	3,176	3,483
Fannie Mae Pool #AW4156 4.00% 2044[9]	2,653	2,919
Fannie Mae Pool #AY1313 4.00% 2045[9]	6,719	7,404
Fannie Mae Pool #AL8522 3.50% 2046[9]	1,182	1,279
Fannie Mae Pool #AS7759 4.00% 2046[9]	17,103	18,759
Fannie Mae Pool #AS7939 4.00% 2046[9]	12,972	14,218
Fannie Mae Pool #AS6840 4.00% 2046[9]	8,302	9,104
Fannie Mae Pool #AS7598 4.00% 2046[9]	7,904	8,635
Fannie Mae Pool #AS7760 4.00% 2046[9]	7,721	8,425
Fannie Mae Pool #BC4712 4.00% 2046[9]	7,150	7,810
Fannie Mae Pool #BC4801 4.00% 2046[9]	4,434	4,842
Fannie Mae Pool #BC8719 4.00% 2046[9]	3,127	3,429
Fannie Mae Pool #AL9190 4.00% 2046[9]	2,690	2,938
Fannie Mae Pool #BC8720 4.00% 2046[9]	2,478	2,713
Fannie Mae Pool #BD1967 4.00% 2046[9]	2,453	2,691
Fannie Mae Pool #BD5477 4.00% 2046[9]	51	55
Fannie Mae Pool #MA2691 4.50% 2046[9]	1,439	1,583
Fannie Mae Pool #AS9313 4.00% 2047[9]	6,003	6,552
Fannie Mae Pool #BJ1668 4.00% 2047[9]	4,222	4,592
Fannie Mae Pool #MA3058 4.00% 2047[9]	4,254	4,589
Fannie Mae Pool #BH2491 4.00% 2047[9]	3,154	3,422
Fannie Mae Pool #BE3229 4.00% 2047[9]	2,174	2,359
Fannie Mae Pool #MA3211 4.00% 2047[9]	814	878
Fannie Mae Pool #MA2907 4.00% 2047[9]	41	44
Fannie Mae Pool #BD7165 4.00% 2047[9]	37	40
Fannie Mae Pool #AS9454 4.00% 2047[9]	30	33
Fannie Mae Pool #CA0243 4.50% 2047[9]	22,868	24,920
Fannie Mae Pool #BM4187 4.50% 2047[9]	22,342	24,870
Fannie Mae Pool #CA2157 4.00% 2048[9]	29,264	31,778
Fannie Mae Pool #CA2033 4.00% 2048[9]	13,555	14,747
Fannie Mae Pool #MA3384 4.00% 2048[9]	164	176
Fannie Mae Pool #MA3357 4.00% 2048[9]	6	6
Fannie Mae Pool #BJ2751 4.50% 2048[9]	12,979	14,083
Fannie Mae Pool #CA2204 4.50% 2048[9]	11,924	12,858
Fannie Mae Pool #BK4872 4.50% 2048[9]	5,333	5,780
Fannie Mae Pool #CA2493 4.50% 2048[9]	998	1,081
Fannie Mae Pool #BO2264 3.00% 2049[9]	13,310	14,208
Fannie Mae Pool #FM1262 4.00% 2049[9]	25,688	27,693
Fannie Mae Pool #CA4819 4.00% 2049[9]	11,801	12,814
Fannie Mae Pool #FM2675 4.00% 2049[9]	8,553	9,264
Fannie Mae Pool #BF0320 5.50% 2049[9]	16,804	19,581
Fannie Mae Pool #FM2872 3.00% 2050[9]	44,557	47,549
Fannie Mae Pool #CA5216 3.00% 2050[9]	20,616	21,708
Fannie Mae Pool #BO6274 3.00% 2050[9]	18,966	20,248
Fannie Mae Pool #CA5226 3.00% 2050[9]	9,396	9,877
Fannie Mae Pool #FM2676 4.00% 2050[9]	8,894	9,693
Fannie Mae Pool #BF0145 3.50% 2057[9]	39,940	43,504
Fannie Mae Pool #BF0379 3.50% 2059[9]	100,079	108,976
Fannie Mae Pool #BF0339 5.00% 2059[9]	44,560	52,348
Fannie Mae Pool #BF0497 3.00% 2060[9]	20,850	22,159
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[9]	307	342
Fannie Mae, Series 2006-65, Class PF, (1-month USD-LIBOR + 0.28%) 0.369% 2036[9,10]	725	727
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041[9]	35	40
Fannie Mae, Series 2002-W3, Class A5, 7.50% 2041[9]	46	56
Fannie Mae, Series 2017-M7, Class A2, Multi Family, 2.961% 2027[9,10]	2,890	3,089
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036[9]	710	651
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036[9]	442	421
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036[9]	165	154

Capital Income Builder	13

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[9]	$94	$88
Freddie Mac Pool #G13173 5.50% 2023[9]	55	56
Freddie Mac Pool #ZK3460 3.50% 2026[9]	36	38
Freddie Mac Pool #RD5008 3.50% 2029[9]	307	325
Freddie Mac Pool #ZS7148 3.50% 2030[9]	12	13
Freddie Mac Pool #V62089 3.50% 2033[9]	394	420
Freddie Mac Pool #ZS8716 3.50% 2033[9]	331	352
Freddie Mac Pool #G18723 3.50% 2034[9]	5,591	5,955
Freddie Mac Pool #ZT1799 3.50% 2034[9]	773	823
Freddie Mac Pool #J40379 3.50% 2034[9]	231	245
Freddie Mac Pool #QN3000 1.50% 2035[9]	225	227
Freddie Mac Pool #ZA2505 3.50% 2038[9]	418	442
Freddie Mac Pool #A76884 5.00% 2038[9]	260	288
Freddie Mac Pool #G04697 5.50% 2038[9]	1,157	1,355
Freddie Mac Pool #A87873 5.00% 2039[9]	4,292	4,920
Freddie Mac Pool #G06061 4.00% 2040[9]	663	733
Freddie Mac Pool #G06789 6.00% 2040[9]	51	60
Freddie Mac Pool #Q00232 4.50% 2041[9]	6,544	7,259
Freddie Mac Pool #Q00850 4.50% 2041[9]	212	236
Freddie Mac Pool #G08456 5.00% 2041[9]	102	113
Freddie Mac Pool #G06841 5.50% 2041[9]	2,211	2,584
Freddie Mac Pool #G60546 4.00% 2042[9]	5,080	5,594
Freddie Mac Pool #Q21442 4.50% 2043[9]	326	354
Freddie Mac Pool #760014 2.923% 2045[9,10]	854	884
Freddie Mac Pool #G60138 3.50% 2045[9]	19,081	20,773
Freddie Mac Pool #G60279 4.00% 2045[9]	6,668	7,347
Freddie Mac Pool #T65389 3.50% 2046[9]	90	94
Freddie Mac Pool #Q41088 4.00% 2046[9]	13,197	14,434
Freddie Mac Pool #Q41905 4.00% 2046[9]	6,406	7,002
Freddie Mac Pool #Q42626 4.00% 2046[9]	5,509	6,020
Freddie Mac Pool #Q44227 4.00% 2046[9]	1,305	1,428
Freddie Mac Pool #ZS4735 3.50% 2047[9]	3,920	4,165
Freddie Mac Pool #G08793 4.00% 2047[9]	25,028	26,955
Freddie Mac Pool #Q49716 4.50% 2047[9]	895	970
Freddie Mac Pool #Q52596 4.50% 2047[9]	379	412
Freddie Mac Pool #K39018 6.50% 2047[9]	50	54
Freddie Mac Pool #SI2002 4.00% 2048[9]	1,299	1,397
Freddie Mac Pool #Q55986 4.50% 2048[9]	15,547	16,872
Freddie Mac Pool #SD0214 3.00% 2049[9]	46,321	49,433
Freddie Mac Pool #QA5741 3.00% 2049[9]	6,166	6,533
Freddie Mac Pool #QA5125 3.50% 2049[9]	1,905	2,062
Freddie Mac Pool #ZT1704 4.50% 2049[9]	211,684	234,385
Freddie Mac Pool #SD8164 3.50% 2051[9]	107	114
Freddie Mac, Series 2122, Class QM, 6.25% 2029[9]	663	736
Freddie Mac, Series K023, Class A2, Multi Family, 2.307% 2022[9]	18,009	18,244
Freddie Mac, Series K020, Class A2, Multi Family, 2.373% 2022[9]	9,760	9,832
Freddie Mac, Series K021, Class A2, Multi Family, 2.396% 2022[9]	40,517	40,894
Freddie Mac, Series K024, Class A2, Multi Family, 2.573% 2022[9]	5,961	6,057
Freddie Mac, Series K718, Class A2, Multi Family, 2.791% 2022[9]	5,128	5,138
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[9]	2,965	3,004
Freddie Mac, Series K030, Class A2, Multi Family, 3.25% 2023[9]	9,380	9,688
Freddie Mac, Series K036, Class A2, Multi Family, 3.527% 2023[9]	10,000	10,494
Freddie Mac, Series K050, Class A2, Multi Family, 3.334% 2025[9]	11,250	12,104
Freddie Mac, Series K055, Class A2, Multi Family, 2.673% 2026[9]	3,500	3,704
Freddie Mac, Series K066, Class A2, Multi Family, 3.117% 2027[9]	4,360	4,746
Freddie Mac, Series K069, Class A2, Multi Family, 3.187% 2027[9,10]	8,906	9,778
Freddie Mac, Series K067, Class A2, Multi Family, 3.194% 2027[9]	4,810	5,262
Freddie Mac, Series K064, Class A2, Multi Family, 3.224% 2027[9,10]	4,390	4,787
Freddie Mac, Series K068, Class A2, Multi Family, 3.244% 2027[9]	2,350	2,579
Freddie Mac, Series 3135, Class OP, principal only, 0% 2026[9]	171	164
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036[9]	917	862
Freddie Mac, Series 3155, Class FO, principal only, 0% 2036[9]	591	545
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036[9]	345	323
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036[9]	252	237
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036[9]	162	150
Freddie Mac, Series 3117, Class OG, principal only, 0% 2036[9]	98	92
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[9]	11,602	11,997

14	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[9,10]	$11,452	$11,851
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[9]	9,925	10,264
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[9]	1,976	2,109
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[9]	10,697	11,296
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[9,10]	16,733	17,726
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[9]	17,770	18,483
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[9]	11,685	12,346
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[9]	9,601	10,152
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M45T, 4.50% 2057[9]	18,771	20,637
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[9]	5,419	5,727
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[9]	4,481	4,736
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[9]	2,863	3,025
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[9]	1,947	2,028
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[9]	39,665	40,998
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[9]	863	898
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[9]	53,093	55,057
Government National Mortgage Assn. 2.00% 2051[9,11]	145,743	147,596
Government National Mortgage Assn. 2.00% 2051[9,11]	29,257	29,564
Government National Mortgage Assn. 2.50% 2051[9,11]	226,779	232,665
Government National Mortgage Assn. 2.50% 2051[9,11]	570	586
Government National Mortgage Assn. 4.00% 2051[9,11]	6,541	6,933
Government National Mortgage Assn. 4.50% 2051[9,11]	11,863	12,654
Government National Mortgage Assn. Pool #736682 4.50% 2037[9]	887	1,000
Government National Mortgage Assn. Pool #783690 6.00% 2039[9]	1,109	1,277
Government National Mortgage Assn. Pool #738938 6.50% 2039[9]	155	176
Government National Mortgage Assn. Pool #751708 3.50% 2040[9]	81	85
Government National Mortgage Assn. Pool #783539 5.00% 2040[9]	1,316	1,430
Government National Mortgage Assn. Pool #783689 5.50% 2040[9]	1,503	1,752
Government National Mortgage Assn. Pool #783687 4.50% 2041[9]	1,205	1,311
Government National Mortgage Assn. Pool #783688 5.00% 2041[9]	1,399	1,561
Government National Mortgage Assn. Pool #005198 6.50% 2041[9]	437	498
Government National Mortgage Assn. Pool #MA3246 4.50% 2045[9]	2,004	2,226
Government National Mortgage Assn. Pool #MA2894 4.50% 2045[9]	1,526	1,697
Government National Mortgage Assn. Pool #MA5077 3.50% 2048[9]	6,440	6,803
Government National Mortgage Assn. Pool #MA5652 4.50% 2048[9]	924	988
Government National Mortgage Assn. Pool #MA5468 5.00% 2048[9]	716	776
Government National Mortgage Assn. Pool #MA5530 5.00% 2048[9]	174	188
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[9]	3,458	3,700
Government National Mortgage Assn. Pool #MA5711 4.50% 2049[9]	1,594	1,708
Government National Mortgage Assn. Pool #MA5878 5.00% 2049[9]	21,556	23,347
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[9]	13,174	14,269
Government National Mortgage Assn. Pool #MA5712 5.00% 2049[9]	2,120	2,288
Government National Mortgage Assn. Pool #773426 4.70% 2061[9]	9	9
Government National Mortgage Assn. Pool #795485 4.603% 2062[9]	45	47
Government National Mortgage Assn. Pool #AG8207 4.808% 2064[9]	5	6
Government National Mortgage Assn. Pool #AG8088 4.809% 2064[9]	5	6
Government National Mortgage Assn. Pool #AG8193 4.819% 2064[9]	6	7
Government National Mortgage Assn. Pool #AG8117 4.906% 2064[9]	3	3
Government National Mortgage Assn. Pool #AG8244 4.808% 2065[9]	5	6
Government National Mortgage Assn., Series 2005-7, Class AO, principal only, 0% 2035[9]	640	593
Government National Mortgage Assn., Series 2007-8, Class LO, principal only, 0% 2037[9]	484	468
Uniform Mortgage-Backed Security 2.50% 2036[9,11]	150,000	155,783
Uniform Mortgage-Backed Security 2.00% 2051[9,11]	46,138	46,045
Uniform Mortgage-Backed Security 3.00% 2051[9,11]	115,570	120,572
Uniform Mortgage-Backed Security 3.50% 2051[9,11]	25,264	26,701
Uniform Mortgage-Backed Security 4.00% 2051[9,11]	46,102	49,360
Uniform Mortgage-Backed Security 4.50% 2051[9,11]	43,112	46,617

Capital Income Builder	15

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Uniform Mortgage-Backed Security 4.50% 2051[9,11]	$14,328		$15,490
Uniform Mortgage-Backed Security 2.00% 2052[9,11]	128,862		128,346
Uniform Mortgage-Backed Security 3.00% 2052[9,11]	336,114		349,815
			3,002,546

Collateralized mortgage-backed obligations (privately originated) 0.46%
Arroyo Mortgage Trust, Series 2021-1R, Class A1, 1.175% 2048[2,9,10]	21,575		21,581
Bear Stearns ARM Trust, Series 2003-8, Class IIIA, 2.822% 2034[9,10]	316		296
Cascade Funding Mortgage Trust, Series 2020-HB4, Class A, 0.946% 2030[2,9,10]	10,859		10,885
Cascade Funding Mortgage Trust, Series 2021-HB7, Class A, 1.151% 2031[2,9,10]	17,865		17,876
Cascade Funding Mortgage Trust, Series 2021-HB7, Class M1, 2.125% 2031[2,9,10]	1,296		1,306
Cascade Funding Mortgage Trust, Series 2021-HB6, Class A, 0.898% 2036[2,9,10]	15,382		15,394
CS First Boston Mortgage Securities Corp., Series 2002-30, Class IA1, 7.50% 2032[9]	154		166
CS First Boston Mortgage Securities Corp., Series 2002-34, Class IA1, 7.50% 2032[9]	92		97
CS First Boston Mortgage Securities Corp., Series 2003-21, Class VA1, 6.50% 2033[9]	128		135
Finance of America HECM Buyout, Series 2020-HB2, Class A, 1.71% 2030[2,9,10]	9,923		9,961
Finance of America Structured Securities Trust, Series 2019-JR1, Class A, 2.00% 2069[2,9]	11,871		12,859
Flagstar Mortgage Trust, Series 2021-10INV, Class A3, 2.50% 2051[2,9,10]	29,743		30,052
Freddie Mac, Series 2021-DNA5, Class B1, (1-month USD-SOFR + 3.05%) 3.099% 2034[2,9,10]	482		488
Freddie Mac, Series 2021-DNA6, Class M2, (1-month USD-SOFR + 1.50%) 1.548% 2041[2,9,10]	8,108		8,128
Legacy Mortgage Asset Trust, Series 2019-GS5, Class A1, 3.20% 2059[2,9,10]	3,632		3,649
Legacy Mortgage Asset Trust, Series 2019-GS2, Class A1, 3.75% 2059[2,9,10]	2,854		2,860
Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.75% 2061[2,9,10]	2,562		2,553
Mello Warehouse Securitization Trust, Series 2020-2, Class A, (1-month USD-LIBOR + 0.80%) 0.889% 2053[2,9,10]	15,542		15,524
Mello Warehouse Securitization Trust, Series 2020-1, Class A, (1-month USD-LIBOR + 0.90%) 0.989% 2053[2,9,10]	26,966		27,071
Mello Warehouse Securitization Trust, Series 2021-2, Class A, (1-month USD-LIBOR + 0.75%) 0.839% 2055[2,9,10]	13,171		13,135
Mello Warehouse Securitization Trust, Series 2021-3, Class A, (1-month USD-LIBOR + 0.85%) 0.934% 2055[2,9,10]	24,241		24,424
Mill City Mortgage Trust, Series 2018-1, Class A1, 3.25% 2062[2,9,10]	271		276
Mortgage Repurchase Agreement Financing Trust, Series 2020-5, (1-month USD-LIBOR + 1.00%) 1.084% 2023[2,9,10]	19,954		19,985
MRA Issuance Trust, Series 2020-10, Class A, (1-month USD-LIBOR + 1.70%) 1.782% 2022[2,9,10]	60,892		60,991
MRA Issuance Trust, Series 2020-10, Class A2, (1-month USD-LIBOR + 1.70%) 1.782% 2022[2,9,10]	12,709		12,733
MRA Issuance Trust, Series 2021-16, Class A1, (1-month USD-LIBOR + 1.55%) 1.644% 2051[1,2,9,10]	52,297		52,297
NewRez Warehouse Securitization Trust, Series 2021-1, Class A, (1-month USD-LIBOR + 0.75%) 0.839% 2055[2,9,10]	25,007		25,006
Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.00% 2048[2,9,10]	—	[12]	—	[12]
Towd Point Mortgage Trust, Series 2016-5, Class A1, 2.50% 2056[2,9,10]	6,860		6,938
Towd Point Mortgage Trust, Series 2017-5, Class A1, 0.689% 2057[2,9,10]	1,205		1,206
Towd Point Mortgage Trust, Series 2017-6, Class A1, 2.75% 2057[2,9,10]	1,493		1,520
Towd Point Mortgage Trust, Series 2017-4, Class A1, 2.75% 2057[2,9,10]	984		1,005
Towd Point Mortgage Trust, Series 2017-3, Class A1, 2.75% 2057[2,9,10]	672		681
Towd Point Mortgage Trust, Series 2018-2, Class A1, 3.25% 2058[2,9,10]	1,950		2,002
Towd Point Mortgage Trust, Series 2018-5, Class A1A, 3.25% 2058[2,9,10]	501		510
Towd Point Mortgage Trust, Series 2020-4, Class A1, 1.75% 2060[2,9]	91,673		92,285
ZH Trust, Series 2021-1, Class A, 2.253% 2027[2,9]	1,479		1,480
ZH Trust, Series 2021-2, Class A, 2.349% 2027[2,9]	8,094		8,123
			505,478

Commercial mortgage-backed securities 0.22%
Barclays Commercial Mortgage Securities LLC, Series 2017-DELC, Class A, 0.94% 2036[2,9,10]	14,672		14,682
BX Trust, Series 2021-VOLT, Class A, (1-month USD-LIBOR + 0.70%) 0.79% 2036[2,9,10]	55,444		55,534
BX Trust, Series 2021-ARIA, Class A, (1-month USD-LIBOR + 0.899%) 0.979% 2036[2,9,10]	26,562		26,547
BX Trust, Series 2021-ARIA, Class C, (1-month USD-LIBOR + 1.646%) 1.726% 2036[2,9,10]	3,984		3,975
BX Trust, Series 2021-ARIA, Class D, (1-month USD-LIBOR + 1.895%) 1.975% 2036[2,9,10]	1,380		1,377
BX Trust, Series 2021-SOAR, Class A, (1-month USD-LIBOR + 0.67%) 0.76% 2038[2,9,10]	11,596		11,589
BX Trust, Series 2021-SOAR, Class C, (1-month USD-LIBOR + 1.10%) 1.19% 2038[2,9,10]	983		983
BX Trust, Series 2021-SOAR, Class D, (1-month USD-LIBOR + 1.40%) 1.49% 2038[2,9,10]	3,732		3,732

16	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Commercial mortgage-backed securities (continued)
Extended Stay America Trust, Series 2021-ESH, Class A, (1-month USD-LIBOR + 1.08%) 1.171% 2038[2,9,10]	$10,442	$10,478
Extended Stay America Trust, Series 2021-ESH, Class C, (1-month USD-LIBOR + 1.70%) 1.791% 2038[2,9,10]	1,195	1,198
Extended Stay America Trust, Series 2021-ESH, Class D, (1-month USD-LIBOR + 2.25%) 2.341% 2038[2,9,10]	1,251	1,257
GS Mortgage Securities Trust, Series 2018-HULA, Class A, 1.01% 2025[2,9,10]	13,846	13,855
GS Mortgage Securities Trust, Series 2019-BOCA, Class A, (1-month USD-LIBOR + 1.20%) 1.291% 2038[2,9,10]	27,771	27,876
GS Mortgage Securities Trust, Series 2012-GCJ7, Class A4, 3.377% 2045[9]	657	658
Hawaii Hotel Trust, Series 2019-MAUI, Class A, (1-month USD-LIBOR + 1.15%) 1.24% 2038[2,9,10]	35,000	35,086
JPMorgan Structured Financing Trust, Series 2021-EBO1, Class A, (1-month USD-LIBOR + 1.00%) 1.087% 2022[1,2,3,9,10]	6,133	6,133
LUXE Commercial Mortgage Trust, Series 21-TRIP, Class A, (1-month USD-LIBOR + 1.05%) 1.15% 2038[2,9,10]	17,861	17,900
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class A4, 3.102% 2046[9]	3,000	3,077
Motel 6 Trust, Series 2021-MTL6, Class A, (1-month USD-LIBOR + 0.90%) 0.99% 2038[2,9,10]	3,274	3,279
Multi Family Connecticut Avenue Securities, Series 2019-1, Class M10, (1-month USD-LIBOR + 3.25%) 3.339% 2049[2,9,10]	4,500	4,551
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101% 2047[9]	4,000	4,249
		248,016

Total mortgage-backed obligations		3,756,040

Corporate bonds, notes & loans 2.49%
Energy 0.53%
AI Candelaria (Spain), SLU 5.75% 2033[2]	1,495	1,465
AI Candelaria (Spain), S.L.U. 7.50% 2028[2]	430	463
Apache Corp. 4.25% 2030	16,930	18,009
Apache Corp. 5.35% 2049	1,250	1,437
Bonanza Creek Energy, Inc. 5.00% 2026[2]	1,070	1,082
Canadian Natural Resources, Ltd. 2.95% 2023	2,390	2,448
Canadian Natural Resources, Ltd. 3.80% 2024	1,975	2,084
Canadian Natural Resources, Ltd. 3.85% 2027	1,000	1,085
Canadian Natural Resources, Ltd. 2.95% 2030	3,873	3,995
Cenovus Energy, Inc. 5.25% 2037	2,150	2,579
Cenovus Energy, Inc. 5.40% 2047	5,935	7,433
Cheniere Energy, Inc. 3.70% 2029	2,000	2,147
Chesapeake Energy Corp. 5.50% 2026[2]	1,070	1,117
Chesapeake Energy Corp. 5.875% 2029[2]	920	979
CITGO Petroleum Corp. 7.00% 2025[2]	4,900	5,056
Constellation Oil Services Holding SA 10.00% PIK 2024[2,13,14]	638	209
CrownRock LP / CrownRock Finance, Inc. 5.00% 2029[2]	3,000	3,094
DCP Midstream Operating LP 5.625% 2027	4,000	4,569
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[2,10,14]	443	446
Diamond Foreign Asset Co. / Diamond Finance, LLC 9.00% Cash 2027[10,14]	402	404
Diamondback Energy, Inc. 4.75% 2025	2,000	2,215
DT Midstream, Inc. 4.375% 2031[2]	2,915	2,957
Enbridge Energy Partners LP 5.875% 2025	7,957	9,183
Enbridge Energy Partners LP 7.375% 2045	22,161	35,679
Enbridge, Inc. 3.40% 2051	718	740
Endeavor Energy Resources LP 6.625% 2025[2]	2,850	3,009
Energean Israel Finance, Ltd. 4.50% 2024[2]	915	935
Energean Israel Finance, Ltd. 5.875% 2031[2]	1,060	1,077
Energy Transfer Operating LP 5.00% 2050	2,270	2,661
Energy Transfer Partners LP 5.30% 2047	600	712
Energy Transfer Partners LP 6.00% 2048	700	895
Energy Transfer Partners LP 6.25% 2049	1,120	1,490
Energy Transfer Partners LP 6.25% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.028% on 2/15/2023)[15]	7,500	6,851
Energy Transfer Partners LP 6.50% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 5.694% on 11/15/2026)[15]	1,709	1,773
Energy Transfer Partners LP 6.625% junior subordinated perpetual bonds (3-month USD-LIBOR + 4.155% on 2/15/2028)[15]	5,220	5,076
Enterprise Products Operating LLC 4.20% 2050	2,795	3,203

Capital Income Builder	17

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
EQM Midstream Partners LP 6.00% 2025[2]	$2,500	$2,716
EQM Midstream Partners LP 6.50% 2027[2]	1,255	1,398
EQM Midstream Partners LP 4.50% 2029[2]	2,290	2,359
EQT Corp. 6.625% 2025[15]	2,000	2,252
EQT Corp. 3.90% 2027	3,020	3,228
EQT Corp. 5.00% 2029	155	172
EQT Corp. 7.50% 2030[15]	15,000	19,222
EQT Corp. 3.625% 2031[2]	1,445	1,478
Equinor ASA 3.625% 2028	13,165	14,637
Equinor ASA 3.25% 2049	7,583	8,224
Exxon Mobil Corp. 2.61% 2030	20,000	20,838
Gray Oak Pipeline, LLC 2.60% 2025[2]	1,952	1,993
Guara Norte SARL 5.198% 2034[2]	1,249	1,226
Harvest Midstream I, LP 7.50% 2028[2]	3,000	3,155
Hilcorp Energy I, LP 5.75% 2029[2]	665	676
Hilcorp Energy I, LP 6.00% 2031[2]	450	463
Kinder Morgan, Inc. 2.00% 2031	1,572	1,497
Kinder Morgan, Inc. 5.55% 2045	25,000	32,198
Kinder Morgan, Inc. 5.20% 2048	1,492	1,870
Kinder Morgan, Inc. 3.25% 2050	2,007	1,944
Kinder Morgan, Inc. 3.60% 2051	12,187	12,401
Leviathan Bond, Ltd. 6.75% 2030[2]	1,390	1,532
Magellan Midstream Partners LP 3.95% 2050	4,000	4,318
Marathon Oil Corp. 4.40% 2027	3,375	3,744
MPLX LP 1.75% 2026	1,846	1,840
MPLX LP 4.125% 2027	2,445	2,697
MPLX LP 4.00% 2028	6,080	6,691
MPLX LP 2.65% 2030	1,994	1,986
MPLX LP 5.20% 2047	505	624
MPLX LP 5.50% 2049	2,500	3,231
Murphy Oil Corp. 5.875% 2027	1,005	1,048
Neptune Energy Group Holdings, Ltd. 6.625% 2025[2]	4,955	5,073
New Fortress Energy, Inc. 6.50% 2026[2]	6,985	6,799
NGL Energy Operating LLC 7.50% 2026[2]	7,435	7,550
NGPL PipeCo LLC 7.768% 2037[2]	2,000	2,878
NorthRiver Midstream Finance LP 5.625% 2026[2]	3,000	3,104
Occidental Petroleum Corp. 5.50% 2025	1,400	1,542
Occidental Petroleum Corp. 5.875% 2025	2,880	3,200
Occidental Petroleum Corp. 3.50% 2029	3,555	3,613
Occidental Petroleum Corp. 4.40% 2049	6,000	6,006
Oleoducto Central SA 4.00% 2027[2]	1,065	1,091
ONEOK, Inc. 2.20% 2025	966	985
ONEOK, Inc. 5.85% 2026	4,557	5,302
ONEOK, Inc. 4.55% 2028	203	229
ONEOK, Inc. 4.35% 2029	360	402
ONEOK, Inc. 3.10% 2030	2,234	2,305
ONEOK, Inc. 6.35% 2031	9,384	11,933
ONEOK, Inc. 4.95% 2047	628	750
ONEOK, Inc. 7.15% 2051	2,319	3,471
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	10,000	9,706
Petrobras Global Finance Co. 6.75% 2050	2,500	2,568
Petróleos Mexicanos 6.875% 2025[2]	5,500	6,016
Petróleos Mexicanos 4.50% 2026	2,032	2,053
Petróleos Mexicanos 6.50% 2029	60	63
Petróleos Mexicanos 6.84% 2030	4,788	5,015
Petróleos Mexicanos 5.95% 2031	580	572
Petróleos Mexicanos 6.75% 2047	1,190	1,055
Petróleos Mexicanos 6.35% 2048	4,571	3,906
Petróleos Mexicanos 7.69% 2050	2,200	2,105
Petróleos Mexicanos 6.95% 2060	1,275	1,133
Petrorio Luxembourg SARL 6.125% 2026[2]	2,370	2,391
Phillips 66 4.30% 2022	11,525	11,713
Phillips 66 Partners LP 3.605% 2025	540	573
Phillips 66 Partners LP 3.55% 2026	2,600	2,786
Phillips 66 Partners LP 3.75% 2028	670	733
Phillips 66 Partners LP 4.68% 2045	160	192
Phillips 66 Partners LP 4.90% 2046	735	929

18	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Corporate bonds, notes & loans (continued)
Energy (continued)
Pioneer Natural Resources Company 1.90% 2030		$3,933	$3,736
Plains All American Pipeline LP 3.80% 2030		1,135	1,200
Qatar Petroleum 2.25% 2031[2]		1,730	1,708
Qatar Petroleum 3.30% 2051[2]		1,710	1,747
Rattler Midstream Partners LP 5.625% 2025[2]		875	915
SA Global Sukuk, Ltd. 2.694% 2031[2]		2,645	2,654
Sabine Pass Liquefaction, LLC 5.625% 2025		6,450	7,244
Sabine Pass Liquefaction, LLC 5.00% 2027		4,575	5,190
Sabine Pass Liquefaction, LLC 4.20% 2028		1,275	1,415
Sabine Pass Liquefaction, LLC 4.50% 2030		5,840	6,658
Schlumberger BV 4.00% 2025[2]		24,405	26,586
Southwestern Energy Co. 8.375% 2028		320	357
Southwestern Energy Co. 5.375% 2029[2]		2,455	2,593
Southwestern Energy Co. 5.375% 2030		975	1,030
Sunoco Logistics Operating Partners LP 5.40% 2047		1,536	1,847
Sunoco LP 4.50% 2029		1,700	1,721
Targa Resources Partners LP 6.875% 2029		3,110	3,487
Targa Resources Partners LP 5.50% 2030		2,190	2,410
TC PipeLines LP 4.375% 2025		2,389	2,593
TransCanada Corp. 5.875% 2076 (3-month USD-LIBOR + 4.64% on 8/15/2026)[15]		49,286	54,461
TransCanada Corp., junior subordinated, (3-month USD-LIBOR + 2.21%) 2.335% 2067[10]		1,000	884
TransCanada PipeLines, Ltd. 4.10% 2030		11,939	13,380
Transportadora de Gas Peru SA 4.25% 2028[2]		1,090	1,169
Valaris, Ltd. 12.00% PIK or 8.25% Cash (or 5.125% PIK and 5.125% Cash) 2028[14]		221	230
Venture Global Calcasieu Pass, LLC 4.125% 2031[2]		1,985	2,057
Western Gas Partners LP 3.95% 2025		1,520	1,603
Western Gas Partners LP 4.65% 2026		3,105	3,357
Western Midstream Operating, LP 4.35% 2025[15]		5,040	5,286
Western Midstream Operating, LP 5.30% 2030[15]		3,755	4,121
Western Midstream Operating, LP 6.50% 2050[15]		3,956	4,741
			586,337

Communication services 0.43%
América Móvil, SAB de CV, 6.45% 2022	MXN	45,000	2,179
América Móvil, SAB de CV, 8.46% 2036		147,200	6,850
AT&T, Inc. 2.25% 2032		$1,790	1,724
AT&T, Inc. 2.55% 2033		5,181	5,036
AT&T, Inc. 3.30% 2052		1,000	983
AT&T, Inc. 3.50% 2053		5,957	6,063
Cablevision Systems Corp. 5.75% 2030[2]		4,250	4,199
CCO Holdings LLC and CCO Holdings Capital Corp. 5.50% 2026[2]		1,637	1,693
CCO Holdings LLC and CCO Holdings Capital Corp. 5.00% 2028[2]		2,000	2,082
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2030[2]		3,950	4,026
CCO Holdings LLC and CCO Holdings Capital Corp. 4.75% 2030[2]		2,475	2,559
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2031[2]		3,650	3,639
CCO Holdings LLC and CCO Holdings Capital Corp. 4.50% 2033[2]		20,425	20,400
CCO Holdings LLC and CCO Holdings Capital Corp. 4.25% 2034[2]		18,300	17,772
Comcast Corp. 2.65% 2030		20,000	20,729
Embarq Corp. 7.995% 2036		725	802
Frontier Communications Holdings, LLC 5.875% 2029		731	729
Lamar Media Corp. 4.875% 2029		4,650	4,877
Level 3 Communications, Inc. 3.875% 2029[2]		2,500	2,628
Level 3 Financing, Inc. 3.75% 2029[2]		2,015	1,907
Match Group, Inc. 4.625% 2028[2]		4,025	4,187
Netflix, Inc. 3.625% 2025[2]		5,575	5,935
Netflix, Inc. 4.875% 2030[2]		4,650	5,470
News Corp. 3.875% 2029[2]		2,125	2,160
OUTFRONT Media Capital LLC 4.625% 2030[2]		6,650	6,656
SBA Tower Trust 1.631% 2026[2]		22,469	22,188
Scripps Escrow II, Inc. 3.875% 2029[2]		1,250	1,245
Sinclair Television Group, Inc. 4.125% 2030[2]		3,175	3,028
Sirius XM Radio, Inc. 4.00% 2028[2]		1,775	1,790
Sirius XM Radio, Inc. 3.875% 2031[2]		2,850	2,741
Sprint Corp. 11.50% 2021		124,685	125,290
Sprint Corp. 6.875% 2028		32,170	40,717
Sprint Corp. 8.75% 2032		11,210	16,793

Capital Income Builder	19

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Communication services (continued)
TEGNA, Inc. 4.625% 2028	$2,675	$2,702
T-Mobile US, Inc. 3.50% 2025	6,550	6,988
T-Mobile US, Inc. 3.75% 2027	10,000	10,854
T-Mobile US, Inc. 2.625% 2029	1,625	1,613
T-Mobile US, Inc. 3.875% 2030	8,975	9,820
T-Mobile US, Inc. 2.55% 2031	2,700	2,681
T-Mobile US, Inc. 2.875% 2031	1,625	1,617
T-Mobile US, Inc. 3.50% 2031	25,000	25,906
T-Mobile US, Inc. 3.00% 2041	4,200	4,048
T-Mobile US, Inc. 3.30% 2051	3,316	3,258
T-Mobile US, Inc. 3.40% 2052[2]	3,200	3,191
Verizon Communications, Inc. 2.55% 2031	23,150	23,347
Verizon Communications, Inc. 2.355% 2032[2]	11,186	11,029
Verizon Communications, Inc. 2.875% 2050	4,250	4,056
Verizon Communications, Inc. 3.55% 2051	5,000	5,401
Vodafone Group PLC 4.25% 2050	4,575	5,370
		470,958

Consumer discretionary 0.29%
Booking Holdings, Inc. 4.625% 2030	5,000	5,901
Carnival Corp. 10.50% 2026[2]	2,270	2,641
Carnival Corp. 4.00% 2028[2]	3,000	3,004
Carnival Corp. 6.00% 2029[2]	1,500	1,502
Empire Resorts, Inc. 7.75% 2026[2]	3,225	3,297
Ford Motor Credit Company LLC 2.70% 2026	3,000	3,000
Ford Motor Credit Company LLC 4.00% 2030	4,495	4,697
General Motors Company 6.80% 2027	3,226	3,978
General Motors Financial Co. 3.45% 2022	20,390	20,563
General Motors Financial Co. 4.30% 2025	5,000	5,441
Grupo Axo, SAPI de CV, 5.75% 2026[2]	1,470	1,501
Hanesbrands, Inc. 5.375% 2025[2]	500	521
Harley-Davidson, Inc. 3.35% 2025[2]	3,135	3,311
Hilton Grand Vacations Borrower 5.00% 2029[2]	2,235	2,282
Hilton Worldwide Holdings, Inc. 5.75% 2028[2]	6,000	6,450
Hilton Worldwide Holdings, Inc. 4.00% 2031[2]	1,195	1,202
Home Depot, Inc. 2.95% 2029	4,775	5,131
Hyundai Capital America 3.10% 2022[2]	26,390	26,685
International Game Technology PLC 6.25% 2027[2]	7,000	7,884
Levi Strauss & Co. 3.50% 2031[2]	465	468
Lowe’s Companies, Inc. 4.05% 2047	4	5
Marriott International, Inc. 2.85% 2031	4,600	4,636
Marriott International, Inc. 2.75% 2033	670	655
McDonald’s Corp. 2.625% 2022	1,035	1,040
McDonald’s Corp. 3.70% 2026	7,015	7,631
McDonald’s Corp. 2.125% 2030	4,136	4,145
McDonald’s Corp. 4.45% 2047	2,100	2,622
McDonald’s Corp. 3.625% 2049	4,898	5,480
Melco International Development, Ltd. 5.375% 2029[2]	4,415	4,349
MercadoLibre, Inc. 3.125% 2031	1,055	997
MGM Growth Properties LLC 5.625% 2024	2,245	2,438
MGM Growth Properties LLC 3.875% 2029[2]	1,815	1,924
MGM Resorts International 6.00% 2023	4,000	4,226
MGM Resorts International 6.75% 2025	1,500	1,582
Newell Rubbermaid, Inc. 4.35% 2023	1,750	1,825
NIKE, Inc. 3.875% 2045	7,145	8,686
Nordstrom, Inc. 4.25% 2031	4,000	4,004
Norwegian Cruise Line Holdings, Ltd. 10.25% 2026[2]	4,745	5,457
Royal Caribbean Cruises, Ltd. 10.875% 2023[2]	26,540	29,725
Royal Caribbean Cruises, Ltd. 11.50% 2025[2]	32,924	37,513
Royal Caribbean Cruises, Ltd. 4.25% 2026[2]	2,155	2,093
Sally Holdings LLC and Sally Capital, Inc. 5.625% 2025	2,000	2,042
Sally Holdings LLC and Sally Capital, Inc. 8.75% 2025[2]	6,007	6,463
Sands China, Ltd. 5.40% 2028	2,000	2,163
Sands China, Ltd. 2.85% 2029[2]	5,000	4,699
Sonic Automotive, Inc. 4.625% 2029[2]	1,560	1,566
Sonic Automotive, Inc. 4.875% 2031[2]	2,030	2,033
Starbucks Corp. 3.10% 2023	18,233	18,805

20	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer discretionary (continued)
Starbucks Corp. 4.50% 2048	$5,690	$7,180
Stellantis Finance US, Inc. 1.711% 2027[2]	5,675	5,588
Stellantis Finance US, Inc. 2.691% 2031[2]	4,525	4,460
The Gap, Inc. 3.625% 2029[2]	686	673
The Gap, Inc. 3.875% 2031[2]	685	672
VICI Properties LP / VICI Note Co., Inc. 3.75% 2027[2]	2,390	2,459
VICI Properties LP / VICI Note Co., Inc. 4.125% 2030[2]	5,645	5,934
Wyndham Worldwide Corp. 4.375% 2028[2]	1,560	1,613
Wynn Resorts, Ltd. 7.75% 2025[2]	2,325	2,449
Wynn Resorts, Ltd. 5.125% 2029[2]	6,000	6,022
		315,313

Utilities 0.28%
AES Panama Generation Holdings SRL 4.375% 2030[2]	1,095	1,130
Alfa Desarrollo SpA 4.55% 2051[2]	2,845	2,784
Ameren Corp. 2.50% 2024	1,616	1,680
Commonwealth Edison Co. 2.95% 2027	2,450	2,615
Consumers Energy Co. 4.05% 2048	6,425	7,830
Consumers Energy Co. 3.10% 2050	10,000	10,790
Consumers Energy Co. 3.75% 2050	5,625	6,643
Edison International 3.55% 2024	4,600	4,856
Edison International 4.95% 2025	700	768
Edison International 5.75% 2027	5,642	6,473
Edison International 4.125% 2028	2,158	2,312
Emera, Inc. 6.75% 2076 (3-month USD-LIBOR + 5.44% on 6/15/2026)[15]	15,349	18,075
Empresas Publicas de Medellin ESP 4.25% 2029	1,513	1,474
Empresas Publicas de Medellin ESP 4.375% 2031[2]	1,120	1,087
Entergy Louisiana, LLC 4.20% 2048	5,950	7,339
Eversource Energy 2.375% 2022	1,410	1,431
Eversource Energy 2.75% 2022	528	532
Eversource Energy 2.80% 2023	1,870	1,920
Eversource Energy 3.80% 2023	15,000	15,897
Exelon Corp. 4.45% 2046	8,115	10,049
Exelon Corp., junior subordinated, 3.497% 2022[15]	12,000	12,172
FirstEnergy Corp. 3.35% 2022[15]	359	362
FirstEnergy Corp. 2.05% 2025	1,502	1,511
FirstEnergy Corp. 1.60% 2026	2,600	2,565
FirstEnergy Corp. 4.40% 2027[15]	27,785	30,160
FirstEnergy Corp. 2.25% 2030	4,837	4,657
FirstEnergy Corp. 3.40% 2050	11,650	11,586
FirstEnergy Corp., Series B, 4.75% 2023[15]	659	684
IPALCO Enterprises, Inc. 3.70% 2024	2,000	2,118
Pacific Gas and Electric Co. 3.25% 2023	16,490	16,835
Pacific Gas and Electric Co. 3.40% 2024	3,665	3,795
Pacific Gas and Electric Co. 2.95% 2026	12,987	13,287
Pacific Gas and Electric Co. 3.15% 2026	1,365	1,406
Pacific Gas and Electric Co. 3.30% 2027	1,749	1,798
Pacific Gas and Electric Co. 3.30% 2027	738	756
Pacific Gas and Electric Co. 4.65% 2028	2,500	2,731
Pacific Gas and Electric Co. 4.55% 2030	1,100	1,199
Pacific Gas and Electric Co. 2.50% 2031	21,190	20,257
Pacific Gas and Electric Co. 3.25% 2031	1,300	1,305
Pacific Gas and Electric Co. 3.50% 2050	19,610	18,667
PG&E Corp. 5.00% 2028	1,595	1,661
PG&E Corp. 5.25% 2030	890	931
Progress Energy, Inc. 7.75% 2031	2,500	3,492
Public Service Electric and Gas Co. 3.20% 2029	4,000	4,341
Public Service Enterprise Group, Inc. 3.20% 2049	3,300	3,572
Southern California Edison Co. 1.845% 2022	1,102	1,104
Southern California Edison Co. 2.85% 2029	1,600	1,650
Southern California Edison Co. 2.25% 2030	4,515	4,447
Southern California Edison Co. 4.00% 2047	6,667	7,423
Southern California Edison Co. 4.125% 2048	6,667	7,523
Southern California Edison Co. 2.95% 2051	2,869	2,737
Southern California Edison Co., Series C, 3.60% 2045	4,463	4,652
Talen Energy Corp. 7.25% 2027[2]	2,290	2,194
Talen Energy Supply, LLC 7.625% 2028[2]	705	675

Capital Income Builder	21

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Utilities (continued)
Venture Global Calcasieu Pass, LLC 3.875% 2029[2]	$2,430	$2,476
Xcel Energy, Inc. 2.60% 2029	3,875	3,985
Xcel Energy, Inc. 6.50% 2036	3,000	4,267
		310,666

Financials 0.27%
ACE Capital Trust II, junior subordinated, 9.70% 2030	7,210	10,773
ACE INA Holdings, Inc. 4.35% 2045	3,230	4,134
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.30% 2032	4,536	4,621
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 3.85% 2041	1,970	2,043
American International Group, Inc. 4.20% 2028	6,815	7,710
Australia & New Zealand Banking Group, Ltd. 2.625% 2022	15,000	15,192
Bank of America Corp. 3.194% 2030 (3-month USD-LIBOR + 1.18% on 7/23/2029)[15]	15,275	16,211
Bank of America Corp. 1.922% 2031 (USD-SOFR + 1.37% on 10/24/2030)[15]	8,000	7,636
BNP Paribas 3.50% 2023[2]	25,000	25,939
BNP Paribas 2.159% 2029 (USD-SOFR + 1.218% on 9/15/2028)[2,15]	1,275	1,253
Coinbase Global, Inc. 3.375% 2028[2]	1,700	1,643
Coinbase Global, Inc. 3.625% 2031[2]	1,525	1,454
Commonwealth Bank of Australia 2.688% 2031[2]	3,500	3,466
Credit Suisse Group AG 3.80% 2023	12,050	12,620
Danske Bank AS 3.875% 2023[2]	9,250	9,732
FS Energy and Power Fund 7.50% 2023[2]	2,980	3,103
Goldman Sachs Group, Inc. 3.814% 2029 (3-month USD-LIBOR + 1.158% on 4/23/2028)[15]	15,772	17,293
Goldman Sachs Group, Inc. 2.60% 2030	2,128	2,168
Goldman Sachs Group, Inc. 2.615% 2032 (USD-SOFR + 1.281% on 4/22/2031)[15]	3,125	3,140
Goldman Sachs Group, Inc. 2.65% 2032 (USD-SOFR + 0.011% on 10/21/2031)[15]	7,500	7,561
Goldman Sachs Group, Inc. 3.21% 2042 (USD-SOFR + 1.513% on 4/22/2041)[15]	2,657	2,758
Groupe BPCE SA 2.75% 2023[2]	22,675	23,296
HSBC Holdings PLC 4.583% 2029 (3-month USD-LIBOR + 1.535% on 6/19/2028)[15]	12,500	14,134
Huarong Finance 2017 Co., Ltd. 4.25% 2027	3,500	3,334
Icahn Enterprises Finance Corp. 4.375% 2029	3,580	3,600
Intercontinental Exchange, Inc. 2.65% 2040	2,275	2,207
Intesa Sanpaolo SpA 3.375% 2023[2]	4,100	4,223
Intesa Sanpaolo SpA 5.017% 2024[2]	9,100	9,761
JPMorgan Chase & Co. 3.509% 2029 (3-month USD-LIBOR + 0.945% on 1/23/2028)[15]	7,650	8,266
JPMorgan Chase & Co. 1.953% 2032 (USD-SOFR + 1.065% on 2/4/2031)[15]	2,775	2,657
JPMorgan Chase & Co. 2.58% 2032 (USD-SOFR + 1.25% on 4/22/2031)[15]	785	792
JPMorgan Chase & Co., Series I, (3-month USD-LIBOR + 3.47%) 3.599% junior subordinated perpetual bonds[15]	10,416	10,442
Ladder Capital Corp. 4.25% 2027[2]	3,000	3,019
Lloyds Banking Group PLC 4.375% 2028	5,375	6,066
LPL Holdings, Inc. 4.625% 2027[2]	6,275	6,471
LPL Holdings, Inc. 4.00% 2029[2]	2,500	2,553
Morgan Stanley 2.72% 2025 (USD-SOFR + 1.152% on 7/22/2024)[15]	9,225	9,581
Morgan Stanley 1.593% 2027 (USD-SOFR + 0.879% on 5/4/2026)[15]	632	626
MSCI, Inc. 4.00% 2029[2]	250	262
MSCI, Inc. 3.875% 2031[2]	575	594
National Australia Bank, Ltd. 2.99% 2031[2]	3,000	3,017
Navient Corp. 5.625% 2033	5,200	4,943
Rede D’Or Finance SARL 4.50% 2030[2]	3,000	2,944
Springleaf Finance Corp. 6.125% 2024	1,000	1,065
Starwood Property Trust, Inc. 5.00% 2021	858	860
SVB Financial Group, 4.70% junior subordinated perpetual bonds (5-year UST Yield Curve Rate T Note Constant Maturity + 3.064% on 11/15/2031)[15]	2,690	2,739
Toronto-Dominion Bank 2.00% 2031	4,000	3,942
U.S. Bancorp 3.15% 2027	4,000	4,300
Vigorous Champion International, Ltd. 4.25% 2029	200	209
		296,353

Health care 0.21%
AmerisourceBergen Corp. 2.70% 2031	8,110	8,253
Anthem, Inc. 2.375% 2025	1,534	1,588
Catalent Pharma Solutions, Inc. 3.125% 2029[2]	850	827
Catalent Pharma Solutions, Inc. 3.50% 2030[2]	1,270	1,262
Centene Corp. 4.25% 2027	8,875	9,308
Centene Corp. 2.45% 2028	14,495	14,464

22	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Health care (continued)
Centene Corp. 3.00% 2030	$2,590	$2,636
Centene Corp. 3.375% 2030	5,344	5,491
Centene Corp. 2.625% 2031	3,950	3,891
Charles River Laboratories International, Inc. 3.75% 2029[2]	445	450
Charles River Laboratories International, Inc. 4.00% 2031[2]	750	776
Emergent BioSolutions, Inc. 3.875% 2028[2]	1,070	1,029
Endo International PLC 5.875% 2024[2]	225	219
HCA, Inc. 4.125% 2029	8,450	9,364
HCA, Inc. 5.25% 2049	5,000	6,492
Jazz Securities DAC 4.375% 2029[2]	2,050	2,109
Laboratory Corporation of America Holdings 4.70% 2045	6,900	8,530
Mallinckrodt PLC 5.625% 2023[2,13]	1,525	688
Molina Healthcare, Inc. 4.375% 2028[2]	1,595	1,653
Molina Healthcare, Inc. 3.875% 2030[2]	2,000	2,065
Shire PLC 2.875% 2023	2,730	2,830
Shire PLC 3.20% 2026	25,483	27,130
Syneos Health, Inc. 3.625% 2029[2]	1,540	1,522
Tenet Healthcare Corp. 7.50% 2025[2]	1,500	1,594
Tenet Healthcare Corp. 5.125% 2027[2]	6,000	6,278
Teva Pharmaceutical Finance Co. BV 2.80% 2023	19,620	19,788
Teva Pharmaceutical Finance Co. BV 6.00% 2024	34,087	35,791
Teva Pharmaceutical Finance Co. BV 7.125% 2025	3,500	3,761
Teva Pharmaceutical Finance Co. BV 3.15% 2026	7,160	6,757
Teva Pharmaceutical Finance Co. BV 6.75% 2028	24,805	27,192
Teva Pharmaceutical Finance Co. BV 4.10% 2046	20,859	17,236
UnitedHealth Group, Inc. 2.375% 2024	2,940	3,059
Zimmer Holdings, Inc. 3.15% 2022	2,400	2,416
		236,449

Industrials 0.16%
Allison Transmission Holdings, Inc. 3.75% 2031[2]	2,650	2,551
American Airlines, Inc. 5.75% 2029[2]	6,000	6,465
American Airlines, Inc., Series 2013-2, Class A, 4.95% 2024	91	93
Avolon Holdings Funding, Ltd. 3.95% 2024[2]	4,016	4,236
BNSF Funding Trust I, junior subordinated, 6.613% 2055 (3-month USD-LIBOR + 2.35% on 1/15/2026)[15]	6,700	7,696
Boeing Company 4.508% 2023	25,029	26,250
Boeing Company 5.15% 2030	4,917	5,739
Boeing Company 3.625% 2031	3,907	4,163
Boeing Company 3.60% 2034	5,000	5,226
Burlington Northern Santa Fe LLC 3.30% 2051	3,996	4,435
Carrier Global Corp. 2.242% 2025	1,360	1,397
Carrier Global Corp. 2.493% 2027	1,125	1,159
Carrier Global Corp. 2.722% 2030	12,267	12,597
Carrier Global Corp. 3.377% 2040	1,483	1,554
Carrier Global Corp. 3.577% 2050	1,289	1,399
CSX Corp. 2.40% 2030	7,186	7,336
Delta Air Lines, Inc. 7.00% 2025[2]	5,000	5,836
General Electric Capital Corp. 4.418% 2035	6,500	7,915
General Electric Co. 3.625% 2030	2,625	2,942
Hillenbrand, Inc. 3.75% 2031	4,700	4,600
Icahn Enterprises Finance Corp. 6.25% 2026	500	524
Mexico City Airport Trust 5.50% 2047	2,500	2,542
Otis Worldwide Corp. 2.056% 2025	15,629	16,015
Rolls-Royce PLC 5.75% 2027[2]	4,415	4,891
SkyMiles IP, Ltd. 4.75% 2028[2]	1,840	2,044
SkyMiles IP, Ltd., Term Loan, (3-month USD-LIBOR + 3.75%) 4.75% 2027[10,16]	2,000	2,132
Spirit AeroSystems, Inc. 7.50% 2025[2]	1,640	1,733
TransDigm, Inc. 6.25% 2026[2]	2,700	2,821
Union Pacific Corp. 2.95% 2052	1,823	1,872
Union Pacific Corp. 3.95% 2059	4,500	5,428
United Airlines Holdings, Inc. 6.50% 2027[2]	3,795	4,135
United Airlines, Inc. 4.375% 2026[2]	1,080	1,119
United Airlines, Inc. 4.625% 2029[2]	875	903
United Rentals, Inc. 4.00% 2030	1,000	1,022
United Technologies Corp. 3.125% 2027	12,375	13,260
		174,030

Capital Income Builder	23

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Consumer staples 0.10%
7-Eleven, Inc. 0.95% 2026[2]	$1,300	$1,265
7-Eleven, Inc. 1.80% 2031[2]	3,540	3,362
7-Eleven, Inc. 2.50% 2041[2]	2,360	2,198
7-Eleven, Inc. 2.80% 2051[2]	3,195	3,003
Albertsons Companies, Inc. 3.50% 2029[2]	3,000	2,961
Altria Group, Inc. 4.40% 2026	1,173	1,302
Altria Group, Inc. 3.70% 2051	2,360	2,249
Anheuser-Busch InBev NV 4.75% 2029	15,000	17,619
Anheuser-Busch InBev NV 4.60% 2048	2,958	3,659
Anheuser-Busch InBev NV 4.50% 2050	2,500	3,101
ARAMARK Corp. 6.375% 2025[2]	2,000	2,107
British American Tobacco PLC 3.557% 2027	7,650	8,106
British American Tobacco PLC 4.70% 2027	7,862	8,756
British American Tobacco PLC 4.906% 2030	5,000	5,669
British American Tobacco PLC 4.39% 2037	1,300	1,392
British American Tobacco PLC 4.54% 2047	2,965	3,112
British American Tobacco PLC 4.758% 2049	2,534	2,752
Conagra Brands, Inc. 5.30% 2038	739	938
InRetail Consumer 3.25% 2028	200	197
Kraft Heinz Company 3.00% 2026	2,072	2,168
Kraft Heinz Company 3.875% 2027	2,795	3,032
Kraft Heinz Company 4.25% 2031	1,816	2,052
Kraft Heinz Company 5.20% 2045	8,000	10,190
Kraft Heinz Company 5.50% 2050	1,177	1,579
Lamb Weston Holdings, Inc. 4.375% 2032[2]	3,000	3,008
MARB BondCo PLC 3.95% 2031[2]	1,677	1,597
NBM US Holdings, Inc. 6.625% 2029[2]	3,000	3,270
Reckitt Benckiser Group PLC 2.375% 2022[2]	2,870	2,901
Reckitt Benckiser Treasury Services PLC 2.75% 2024[2]	2,215	2,308
Reynolds American, Inc. 4.45% 2025	7,045	7,689
Reynolds American, Inc. 5.85% 2045	640	785
TreeHouse Foods, Inc. 4.00% 2028	725	693
		115,020

Information technology 0.10%
Analog Devices, Inc. 1.70% 2028	1,350	1,343
Analog Devices, Inc. 2.10% 2031	2,576	2,577
Black Knight, Inc. 3.625% 2028[2]	1,880	1,873
Booz Allen Hamilton, Inc. 3.875% 2028[2]	1,125	1,143
Booz Allen Hamilton, Inc. 4.00% 2029[2]	505	512
Broadcom, Inc. 4.70% 2025	24,028	26,537
Broadcom, Inc. 4.75% 2029	5,000	5,703
Broadcom, Inc. 2.45% 2031[2]	2,905	2,812
Broadcom, Inc. 2.60% 2033[2]	2,990	2,884
Broadcom, Inc. 3.50% 2041[2]	2,338	2,323
Broadcom, Inc. 3.75% 2051[2]	1,203	1,245
CA Magnum Holdings 5.375% 2026[2]	1,075	1,103
Dell International LLC / EMC Corp. 8.35% 2046	3,878	6,455
Fidelity National Information Services, Inc. 3.10% 2041	212	215
Gartner, Inc. 4.50% 2028[2]	1,600	1,668
Lenovo Group, Ltd. 5.875% 2025	38,190	42,518
Oracle Corp. 2.875% 2031	4,108	4,217
Oracle Corp. 3.60% 2050	2,500	2,556
Oracle Corp. 3.95% 2051	2,029	2,205
ServiceNow, Inc. 1.40% 2030	3,090	2,894
VeriSign, Inc. 2.70% 2031	625	632
		113,415

Materials 0.07%
Anglo American Capital PLC 2.625% 2030[2]	2,819	2,780
Anglo American Capital PLC 3.95% 2050[2]	803	869
Axalta Coating Systems LLC 4.75% 2027[2]	3,675	3,781
Braskem Idesa SAPI 7.45% 2029[2]	2,842	3,020
Braskem SA 5.875% 2050[2]	2,500	2,664
Canpack SA / Canpack US, LLC 3.875% 2029[2]	4,450	4,422
Cleveland-Cliffs, Inc. 9.875% 2025[2]	926	1,061
Consolidated Energy Finance SA 6.50% 2026[2]	3,060	3,179

24	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Corporate bonds, notes & loans (continued)
Materials (continued)
Dow Chemical Co. 5.55% 2048	$2,500	$3,537
Graphic Packaging International, Inc. 3.50% 2028[2]	5,000	5,044
International Flavors & Fragrances, Inc. 2.30% 2030[2]	2,600	2,566
LYB International Finance III, LLC 4.20% 2050	2,000	2,344
LYB International Finance III, LLC 3.625% 2051	4,001	4,265
Mercer International, Inc. 5.125% 2029	1,325	1,319
Methanex Corp. 5.125% 2027	4,430	4,679
Mosaic Co. 4.25% 2023	1,700	1,803
Nova Chemicals Corp. 4.875% 2024[2]	1,500	1,563
Nova Chemicals Corp. 5.25% 2027[2]	3,840	4,046
Nova Chemicals Corp. 4.25% 2029[2]	2,500	2,471
OCI NV 5.25% 2024[2]	2,455	2,520
Olin Corp. 5.625% 2029	5,000	5,467
Olin Corp. 5.00% 2030	1,850	1,954
Sherwin-Williams Company 3.45% 2027	5,851	6,351
Valvoline, Inc. 3.625% 2031[2]	2,290	2,236
Westlake Chemical Corp. 5.00% 2046	1,985	2,501
Westlake Chemical Corp. 4.375% 2047	415	488
		76,930

Real estate 0.05%
American Campus Communities, Inc. 3.875% 2031	1,240	1,378
American Tower Corp. 2.70% 2031	1,783	1,812
Corporacion Inmobiliaria Vesta, SAB de CV, 3.625% 2031[2]	980	952
Corporate Office Properties LP 2.25% 2026	533	542
Equinix, Inc. 2.90% 2026	6,572	6,894
Equinix, Inc. 1.55% 2028	875	849
Fibra SOMA 4.375% 2031[2]	2,753	2,640
Gaming and Leisure Properties, Inc. 4.00% 2030	2,500	2,655
Hospitality Properties Trust 4.50% 2023	2,990	3,054
Hospitality Properties Trust 4.50% 2025	1,965	1,968
Hospitality Properties Trust 7.50% 2025	906	1,003
Hospitality Properties Trust 3.95% 2028	4,150	3,865
Howard Hughes Corp. 5.375% 2028[2]	5,675	5,959
Howard Hughes Corp. 4.375% 2031[2]	825	826
Iron Mountain, Inc. 5.00% 2028[2]	2,410	2,485
Iron Mountain, Inc. 4.875% 2029[2]	3,085	3,191
Iron Mountain, Inc. 4.50% 2031[2]	955	966
Kennedy-Wilson Holdings, Inc. 4.75% 2029	1,150	1,175
Kennedy-Wilson Holdings, Inc. 5.00% 2031	1,125	1,146
Sun Communities Operating LP 2.30% 2028	1,006	999
Sun Communities Operating LP 2.70% 2031	3,703	3,718
Westfield Corp., Ltd. 3.50% 2029[2]	2,083	2,166
		50,243

Total corporate bonds, notes & loans		2,745,714

Asset-backed obligations 0.60%
Aesop Funding LLC, Series 2019-2A, Class D, 3.04% 2025[2,9]	5,000	4,980
Aesop Funding LLC, Series 2020-1A, Class A, 2.33% 2026[2,9]	12,814	13,213
Aesop Funding LLC, Series 2020-2, Class A, 2.02% 2027[2,9]	8,090	8,236
Aesop Funding LLC, Series 2020-2A, Class B, 2.96% 2027[2,9]	1,383	1,445
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class A, 2.56% 2031[2,9]	288	292
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class B, 3.59% 2031[2,9]	2,000	2,068
Bankers Healthcare Group Securitization Trust, Series 2020-A, Class C, 5.17% 2031[2,9]	2,000	2,091
Blackbird Capital Aircraft, Series 2021-1, Class B, 3.446% 2046[2,9]	476	477
Castlelake Aircraft Securitization Trust, Series 2021-2A, Class A, 2.852% 2037[2,9]	2,967	2,967
Castlelake Aircraft Securitization Trust, Series 2017-1R, Class A, 2.741% 2041[2,9]	570	568
CF Hippolyta LLC, Series 2020-1, Class A1, 1.69% 2060[2,9]	37,053	37,084
CF Hippolyta LLC, Series 2020-1, Class A2, 1.99% 2060[2,9]	6,009	5,980
CF Hippolyta LLC, Series 2020-1, Class B1, 2.28% 2060[2,9]	1,230	1,239
CF Hippolyta LLC, Series 2020-1, Class B2, 2.60% 2060[2,9]	228	229
CF Hippolyta LLC, Series 2021-1, Class A1, 1.53% 2061[2,9]	27,784	27,536
CLI Funding V LLC, Series 2020-2A, Class A, 2.03% 2045[2,9]	676	674
CLI Funding V LLC, Series 2020-1A, Class A, 2.08% 2045[2,9]	892	892
CLI Funding V LLC, Series 2020-2A, Class B, 3.56% 2045[2,9]	319	325
CLI Funding V LLC, Series 2020-1A, Class B, 3.62% 2045[2,9]	583	594

Capital Income Builder	25

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Asset-backed obligations (continued)
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.01% 2029[2,9]	$9,264		$9,378
CWABS, Inc., Series 2004-15, Class AF6, 4.613% 2035[9]	—	[12]	—	[12]
CWHEQ Revolving Home Equity Loan Trust, Series 2005-D, Class 2A, FSA insured, (1-month USD-LIBOR + 0.19%) 0.28% 2035[9,10]	39		37
CWHEQ Revolving Home Equity Loan Trust, Series 2006-F, Class 2A1A, FSA insured, (1-month USD-LIBOR + 0.14%) 0.23% 2036[9,10]	1,977		1,865
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2A, FSA insured, (1-month USD-LIBOR + 0.14%) 0.23% 2037[9,10]	2,444		2,340
CWHEQ Revolving Home Equity Loan Trust, Series 2007-B, Class A, FSA insured, (1-month USD-LIBOR + 0.15%) 0.24% 2037[9,10]	5,212		5,023
Drive Auto Receivables Trust, Series 2021-1, Class A2, 0.36% 2023[9]	5,401		5,403
Drive Auto Receivables Trust, Series 2017-3, Class D, 3.53% 2023[2,9]	95		96
Drive Auto Receivables Trust, Series 2021-1, Class A3, 0.44% 2024[9]	12,750		12,759
Drive Auto Receivables Trust, Series 2019-1, Class C, 3.78% 2025[9]	2,714		2,725
Drive Auto Receivables Trust, Series 2020-1, Class D, 2.70% 2027[9]	6,757		6,923
Exeter Automobile Receivables Trust, Series 2020-1A, Class D, 2.73% 2025[2,9]	5,710		5,858
FirstKey Homes Trust, Series 2020-SFR2, Class A, 1.266% 2037[2,9]	7,890		7,788
Ford Credit Auto Owner Trust, Series 2018-2, Class A, 3.47% 2030[2,9]	22,965		24,019
Ford Credit Auto Owner Trust, Series 2020-1, Class A, 2.04% 2031[2,9]	9,089		9,328
Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.19% 2031[2,9]	40,645		43,051
GCI Funding I LLC, Series 2020-1, Class A, 2.82% 2045[2,9]	59,677		60,449
GCI Funding I LLC, Series 2021-1, Class A, 2.38% 2046[2,9]	5,509		5,542
Global SC Finance V SRL, Series 2019-1A, Class B, 4.81% 2039[2,9]	2,609		2,804
Global SC Finance V SRL, Series 2020-1A, Class A, 2.17% 2040[2,9]	1,336		1,343
Global SC Finance V SRL, Series 2020-1A, Class B, 3.55% 2040[2,9]	367		373
Hertz Vehicle Financing LLC, Series 2021-1A, Class A, 1.21% 2025[2,9]	13,004		12,951
Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56% 2025[2,9]	4,878		4,874
Hertz Vehicle Financing LLC, Series 2021-1A, Class C, 2.05% 2025[2,9]	779		781
Hertz Vehicle Financing LLC, Series 2021-2A, Class A, 1.68% 2027[2,9]	14,098		14,041
Hertz Vehicle Financing LLC, Series 2021-2A, Class B, 2.12% 2027[2,9]	5,267		5,260
Hertz Vehicle Financing LLC, Series 2021-2A, Class C, 2.52% 2027[2,9]	826		832
Navient Student Loan Trust, Series 2021-A, Class A, 0.84% 2069[2,9]	3,492		3,471
Navient Student Loan Trust, Series 2021-C, Class A, 1.06% 2069[2,9]	22,418		22,343
Nelnet Student Loan Trust, Series 2021-C, Class AFL, (1-month USD-LIBOR + 0.74%) 0.826% 2062[2,9,10]	31,547		31,603
Nelnet Student Loan Trust, Series 2021-A, Class APT1, 1.36% 2062[2,9]	26,205		25,976
Nelnet Student Loan Trust, Series 2021-B, Class AFX, 1.42% 2062[2,9]	61,481		61,219
Nelnet Student Loan Trust, Series 2021-CA, Class C, 3.36% 2062[2,9]	1,328		1,336
Nelnet Student Loan Trust, Series 2021-CA, Class D, 4.44% 2062[2,9]	1,889		1,935
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class A1, 1.91% 2061[2,9]	93,915		93,712
New Economy Assets Phase 1 Issuer, LLC, Series 2021-1, Class B1, 2.41% 2061[2,9]	3,500		3,524
Ondeck Asset Securitization Trust LLC, Series 2021-1A, Class A, 1.59% 2027[2,9]	7,425		7,404
Oportun Funding LLC, Series 2021-B, Class A, 1.47% 2031[2,9]	5,757		5,753
Option One Mortgage Loan Trust, Series 2007-FXD2, Class IIA6, 5.68% 2037[9]	1,188		1,212
SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.07% 2053[2,9]	7,733		7,557
Stonepeak, Series 2021-1A, Class B, 3.821% 2033[2,9]	1,419		1,420
SuttonPark Structured Settlements, Series 2021-1, Class A, 1.95% 2075[2,9]	2,690		2,670
Textainer Marine Containers, Ltd., Series 2020-2A, Class A, 2.10% 2045[2,9]	366		367
Textainer Marine Containers, Ltd., Series 2020-2A, Class B, 3.34% 2045[2,9]	1,069		1,084
Toyota Auto Loan Extended Note Trust, Series 2020-1, Class A, 1.35% 2033[2,9]	5,335		5,357
Toyota Auto Loan Extended Note Trust, Series 2021-1, Class A, 1.07% 2034[2,9,10]	19,538		19,329
Triton Container Finance VIII LLC, Series 2020-1, Class A, 2.11% 2045[2,9]	1,816		1,819
Triton Container Finance VIII LLC, Series 2020-1, Class B, 3.74% 2045[2,9]	726		742
Total asset-backed obligations			656,566

Bonds & notes of governments & government agencies outside the U.S. 0.11%
Dominican Republic 4.50% 2030[2]	401		407
Dominican Republic 5.30% 2041[2]	571		567
Dominican Republic 5.875% 2060[2]	700		688
Panama (Republic of) 4.50% 2056	2,585		2,846
Peru (Republic of) 2.783% 2031	19,165		19,107
Peru (Republic of) 2.78% 2060	2,950		2,548
Peru (Republic of) 3.23% 2121	3,600		3,055
Portuguese Republic 5.125% 2024	41,500		46,455
Qatar (State of) 4.50% 2028[2]	7,070		8,155
Qatar (State of) 5.103% 2048[2]	4,800		6,382

26	Capital Income Builder

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Bonds & notes of governments & government agencies outside the U.S. (continued)
Romania 3.50% 2034	€1,770	$2,194
Saudi Arabia (Kingdom of) 3.628% 2027[2]	$5,000	5,437
Saudi Arabia (Kingdom of) 3.625% 2028[2]	11,435	12,473
United Mexican States 3.25% 2030	5,965	6,108
United Mexican States 5.00% 2051	2,370	2,675
United Mexican States 3.75% 2071	1,760	1,583

Total bonds & notes of governments & government agencies outside the U.S.		120,680

Municipals 0.05%
California 0.01%
Golden State Tobacco Securitization Corp., Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2021-B, 2.746% 2034	1,580	1,594
High-Speed Passenger Train G.O. Rev. Ref. Bonds, Series 2017-A, 2.367% 2022	3,875	3,910
		5,504

Illinois 0.02%
G.O. Bonds, Pension Funding, Series 2003, 5.10% 2033	22,485	26,238

Ohio 0.01%
Cleveland-Cuyahoga Port Auth., Federal Lease Rev. Bonds (VA Cleveland Health Care Center Project), Series 2021, 4.425% 2031	4,915	5,172
Higher Educational Facs. Auth., Healthcare Fac. Rev. Bonds (Judson Obligated Group 2020 Project), Series 2020-A, 3.75% 2023	895	910
		6,082

South Carolina 0.00%
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-A, 5.00% 2055	1,605	1,824
Public Service Auth., Rev. Obligations (Santee Cooper), Series 2015-E, 5.25% 2055	1,000	1,164
		2,988

Texas 0.01%
Grand Parkway Transportation Corp., Grand Parkway System Toll Rev. Ref. Bonds, Series 2020-B, 3.236% 2052	8,155	8,517

Washington 0.00%
Energy Northwest, Electric Rev. Bonds (Columbia Generating Station), Series 2015-B, 2.814% 2024	1,185	1,223
Total municipals		50,552

Federal agency bonds & notes 0.03%
Fannie Mae 2.125% 2026[7]	37,230	38,915

Total bonds, notes & other debt instruments (cost: $16,282,709,000)		16,845,161

Short-term securities 4.72%	Shares
Money market investments 4.72%
Capital Group Central Cash Fund 0.06%[5,17]	51,945,727	5,194,573

Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 0.06%[5,17,18]	3,513	351
Invesco Short-Term Investments Trust — Government & Agency Portfolio, Institutional Class 0.03%[17,18]	206,824	207
BlackRock Liquidity Funds – FedFund, Institutional Shares 0.03%[17,18]	200,000	200
Goldman Sachs Financial Square Government Fund, Institutional Shares 0.03%[17,18]	200,000	200
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 0.03%[17,18]	100,000	100

Capital Income Builder	27

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan (continued)
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.03%[17,18]	100,000	$100
Fidelity Investments Money Market Government Portfolio, Class I 0.01%[17,18]	78,044	78
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 0.03%[17,18]	52,029	52
		1,288

Total short-term securities (cost: $5,195,526,000)		5,195,861
Total investment securities 101.65% (cost: $87,566,673,000)		111,883,867
Other assets less liabilities (1.65)%		(1,817,362)

Net assets 100.00%		$110,066,505

Futures contracts

Contracts	Type	Number of contracts	Expiration	Notional amount (000) [19]	Value at 10/31/2021 (000) [20]	Unrealized (depreciation) appreciation at 10/31/2021 (000)
90 Day Euro Dollar Futures	Long	9,390	September 2022	$2,347,500	$2,332,476	$(812)
90 Day Euro Dollar Futures	Long	9,423	December 2022	2,355,750	2,335,255	(5,921)
2 Year U.S. Treasury Note Futures	Long	10,469	December 2021	2,093,800	2,295,328	(5,565)
5 Year U.S. Treasury Note Futures	Long	7,527	December 2021	752,700	916,412	(12,703)
10 Year U.S. Treasury Note Futures	Short	3,269	December 2021	(326,900)	(427,268)	8,179
10 Year Ultra U.S. Treasury Note Futures	Short	4,443	December 2021	(444,300)	(644,374)	13,007
20 Year U.S. Treasury Bond Futures	Long	493	December 2021	49,300	79,296	(1,389)
30 Year Ultra U.S. Treasury Bond Futures	Long	3,870	December 2021	387,000	760,092	(3,665)
						$(8,869)

Forward currency contracts

Contract amount				Unrealized appreciation
Purchases (000)	Sales (000)	Counterparty	Settlement date	at 10/31/2021 (000)
USD443	EUR380	Morgan Stanley	11/22/2021	$4

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 10/31/2021 (000)	Upfront premium paid (000)	Unrealized appreciation (depreciation) at 10/31/2021 (000)
3-month USD-LIBOR	0.243%	5/2/2024	$2,089,300	$31,208	$1,301	$29,907
3-month USD-LIBOR	2.3075%	5/3/2024	591,800	(21,583)	—	(21,583)
3-month USD-LIBOR	0.619%	12/20/2029	739,000	49,246	382	48,864
3-month USD-LIBOR	0.811%	7/27/2050	187,800	40,801	—	40,801
					$1,683	$97,989

28	Capital Income Builder

Investments in affiliates[5]

	Value of affiliates at 11/1/2020 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value of affiliates at 10/31/2021 (000)	Dividend income (000)
Common stocks 1.78%
Information technology 0.00%
Vanguard International Semiconductor Corp.[1,21]	$262,101	$127,467		$144,183	$17,263	$158,476	$—	$11,274
Consumer staples 0.00%
Convenience Retail Asia Ltd.[1,21]	28,843	—		4,176	(23,399)	(1,268)	—	25,489
Vector Group, Ltd.[21]	88,459	—		41,781	906	36,329	—	5,925
							—
Real estate 1.30%
VICI Properties, Inc. REIT	363,129	570,883		—	—	128,559	1,062,571	40,133
TAG Immobilien AG1	191,036	102,140		14,672	(407)	(2,293)	275,804	6,417
Powergrid Infrastructure Investment Trust[1,4]	—	82,555		—	—	12,971	95,526	—
Gaming and Leisure Properties, Inc. REIT[21]	255,047	201,035		261	—	114,871	—	27,351
							1,433,901
Industrials 0.48%
BOC Aviation, Ltd.[1]	221,438	—		—	—	92,561	313,999	8,107
Trinity Industries, Inc.	145,294	—		—	—	71,028	216,322	6,478
Cía. de Distribución Integral Logista Holdings, SA, non-registered shares[1,21]	124,054	—		43,819	(11,326)	38,078	—	7,623
							530,321
Communication services 0.00%
Zegona Communications PLC[1,21]	20,137	—		29,532	9,276	507	—	956
Euskaltel, SA, non-registered shares[21]	110,494	—		153,913	44,995	(1,576)	—	1,970
							—
Total common stocks							1,964,222
Investment funds 2.78%
Capital Group Central Corporate Bond Fund	—	3,076,116		—	—	(18,210)	3,057,906	27,631
Short-term securities 4.72%
Money market investments 4.72%
Capital Group Central Cash Fund 0.06%[17]	4,530,902	15,520,036		14,855,862	(183)	(320)	5,194,573	4,094
Money market investments purchased with collateral from securities on loan 0.00%
Capital Group Central Cash Fund 0.06%[17,18]	—	351	[22]				351	—	[23]
Total short-term securities							5,194,924
Total 9.28%					$37,125	$629,713	$10,217,052	$173,448

Capital Income Builder	29

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $31,557,831,000, which represented 28.67% of the net assets of the fund. This amount includes $31,444,059,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,588,425,000, which represented 2.35% of the net assets of the fund.
[3]	Value determined using significant unobservable inputs.
[4]	Security did not produce income during the last 12 months.
[5]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[6]	All or a portion of this security was on loan. The total value of all such securities was $1,259,000, which represented less than 0.01% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[7]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $129,034,000, which represented .12% of the net assets of the fund.
[8]	Index-linked bond whose principal amount moves with a government price index.
[9]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[10]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[11]	Purchased on a TBA basis.
[12]	Amount less than one thousand.
[13]	Scheduled interest and/or principal payment was not received.
[14]	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
[15]	Step bond; coupon rate may change at a later date.
[16]	Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $2,132,000, which represented less than .01% of the net assets of the fund.
[17]	Rate represents the seven-day yield at 10/31/2021.
[18]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[19]	Notional amount is calculated based on the number of contracts and notional contract size.
[20]	Value is calculated based on the notional amount and current market price.
[21]	Unaffiliated issuer at 10/31/2021.
[22]	Represents net activity. Refer to Note 5 for more information on securities lending.
[23]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviations and symbols

ADR = American Depositary Receipts

Auth. = Authority

CAD = Canadian dollars

CDI = CREST Depository Interest

DAC = Designated Activity Company

EUR/€ = Euros

Fac. = Facility

Facs. = Facilities

G.O. = General Obligation

GBP = British pounds

LIBOR = London Interbank Offered Rate

MXN = Mexican pesos

Ref. = Refunding

Rev. = Revenue

SDR = Swedish Depositary Receipts

SOFR = Secured Overnight Financing Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

30	Capital Income Builder

Financial statements

Statement of assets and liabilities at October 31, 2021	(dollars in thousands)

Assets:
Investment securities, at value (includes $1,259 of investment securities on loan):
Unaffiliated issuers (cost: $77,711,954)	$101,666,815
Affiliated issuers (cost: $9,854,719)	10,217,052	$111,883,867
Cash		3,494
Cash denominated in currencies other than U.S. dollars (cost: $12,652)		12,657
Unrealized appreciation on open forward currency contracts		4
Receivables for:
Sales of investments	1,175,729
Sales of fund’s shares	60,614
Dividends and interest	453,395
Securities lending income	2
Variation margin on futures contracts	3,483
Variation margin on swap contracts	884
Unrealized appreciation on unfunded commitments	2
Other	6,163	1,700,272
		113,600,294
Liabilities:
Collateral for securities on loan		1,288
Payables for:
Purchases of investments	3,383,627
Repurchases of fund’s shares	55,919
Investment advisory services	17,048
Services provided by related parties	21,426
Trustees’ deferred compensation	2,443
Variation margin on futures contracts	1,517
Variation margin on swap contracts	3,208
Other	47,313	3,532,501
Net assets at October 31, 2021		$110,066,505

Net assets consist of:
Capital paid in on shares of beneficial interest		$86,819,955
Total distributable earnings		23,246,550
Net assets at October 31, 2021		$110,066,505

See notes to financial statements.

Capital Income Builder	31

Financial statements (continued)

Statement of assets and liabilities at October 31, 2021 (continued)

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,593,236 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$67,633,902	978,931		$69.09
Class C	2,047,274	29,570		69.23
Class T	12	—	*	69.08
Class F-1	2,554,878	36,981		69.09
Class F-2	13,181,527	190,941		69.03
Class F-3	5,274,518	76,359		69.08
Class 529-A	2,534,087	36,692		69.06
Class 529-C	116,915	1,689		69.21
Class 529-E	75,070	1,087		69.09
Class 529-T	14	—	*	69.08
Class 529-F-1	12	—	*	69.05
Class 529-F-2	155,038	2,244		69.11
Class 529-F-3	13	—	*	69.09
Class R-1	68,663	993		69.14
Class R-2	418,905	6,062		69.10
Class R-2E	45,788	666		68.78
Class R-3	748,092	10,827		69.09
Class R-4	547,400	7,926		69.07
Class R-5E	78,377	1,136		68.98
Class R-5	308,870	4,469		69.11
Class R-6	14,277,150	206,663		69.08

*	Amount less than one thousand.

See notes to financial statements.

32	Capital Income Builder

Financial statements (continued)

Statement of operations for the year ended October 31, 2021	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $148,353; also includes $173,448 from affiliates) $ 3,474,892
Interest	490,669
Securities lending income (net of fees)	4,982	$3,970,543
Fees and expenses*:
Investment advisory services	240,482
Distribution services	211,254
Transfer agent services	73,342
Administrative services	32,076
Reports to shareholders	2,333
Registration statement and prospectus	1,287
Trustees’ compensation	1,077
Auditing and legal	492
Custodian	6,720
Other	2,118
Total fees and expenses before reimbursement	571,181
Less reimbursement of fees and expenses:
Transfer agent services reimbursement	— †
Total fees and expenses after reimbursement		571,181
Net investment income		3,399,362

Net realized gain and unrealized appreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $809):
Unaffiliated issuers	3,014,459
Affiliated issuers	37,125
Futures contracts	(68,455)
Forward currency contracts	(1,739)
Swap contracts	14,163
In-kind redemptions	159,850
Currency transactions	(4,486)	3,150,917
Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $30,548):
Unaffiliated issuers	16,277,577
Affiliated issuers	629,713
Futures contracts	10,469
Forward currency contracts	(1)
Swap contracts	96,814
Currency translations	(324)	17,014,248
Net realized gain and unrealized appreciation		20,165,165

Net increase in net assets resulting from operations		$23,564,527

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

See notes to financial statements.

Capital Income Builder	33

Financial statements (continued)

Statements of changes in net assets	(dollars in thousands)

	Year ended October 31,
	2021	2020
Operations:
Net investment income	$3,399,362	$3,350,119
Net realized gain (loss)	3,150,917	(4,164,418)
Net unrealized appreciation (depreciation)	17,014,248	(4,019,694)
Net increase (decrease) in net assets resulting from operations	23,564,527	(4,833,993)

Distributions paid to shareholders	(3,013,431)	(4,567,834)

Net capital share transactions	(3,572,504)	(2,989,990)

Total increase (decrease) in net assets	16,978,592	(12,391,817)

Net assets:
Beginning of year	93,087,913	105,479,730
End of year	$110,066,505	$93,087,913

See notes to financial statements.

34	Capital Income Builder

Notes to financial statements

1. Organization

Capital Income Builder (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks to provide a level of current income that exceeds the average yield on U.S. stocks generally and a growing stream of income over the years. Growth of capital is a secondary objective.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

Capital Income Builder	35

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains/losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

36	Capital Income Builder

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Corporate Bond Fund (“CCBF”), a fund within the Capital Group Central Fund Series II, and Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (collectively the “Central Funds”), are each valued based upon a floating net asset value, which fluctuates with changes in the value of each fund’s portfolio securities. The underlying securities are valued based on the policies and procedures in the Central Funds’ statements of additional information. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Forward currency contracts are valued based on the spot and forward exchange rates obtained from one or more pricing vendors. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The tables on the following page present the fund’s valuation levels as of October 31, 2021 (dollars in thousands):

Capital Income Builder	37

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$10,387,135	$8,592,045	$35	$18,979,215
Information technology	8,198,031	2,365,446	—	10,563,477
Consumer staples	5,878,030	4,013,414	—	9,891,444
Health care	5,797,470	2,274,790	—	8,072,260
Real estate	6,109,141	1,705,604	—	7,814,745
Utilities	3,574,640	3,769,104	—	7,343,744
Energy	4,753,068	1,146,352	—	5,899,420
Industrials	2,845,200	2,007,757	—	4,852,957
Communication services	2,433,985	2,156,864	—	4,590,849
Materials	2,148,110	1,836,565	—	3,984,675
Consumer discretionary	1,849,213	1,457,896	—	3,307,109
Preferred securities	—	186,883	—	186,883
Rights & warrants	493	—	—	493
Convertible stocks	1,243,515	—	—	1,243,515
Investment funds	3,057,906	—	—	3,057,906
Convertible bonds & notes	—	54,153	—	54,153
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	—	9,476,694	—	9,476,694
Mortgage-backed obligations	—	3,749,907	6,133	3,756,040
Corporate bonds, notes & loans	—	2,745,714	—	2,745,714
Asset-backed obligations	—	656,566	—	656,566
Bonds & notes of governments & government agencies outside the U.S.	—	120,680	—	120,680
Municipals	—	50,552	—	50,552
Federal agency bonds & notes	—	38,915	—	38,915
Short-term securities	5,195,861	—	—	5,195,861
Total	$63,471,798	$48,405,901	$6,168	$111,883,867

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$21,186	$—	$—	$21,186
Unrealized appreciation on open forward currency contracts	—	4	—	4
Unrealized appreciation on interest rate swaps	—	119,572	—	119,572
Liabilities:
Unrealized depreciation on futures contracts	(30,055)	—	—	(30,055)
Unrealized depreciation on interest rate swaps	—	(21,583)	—	(21,583)
Total	$(8,869)	$97,993	$—	$89,124

*	Futures contracts, forward currency contracts and interest rate swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks, bonds and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations. These risks may be heightened in the case of smaller capitalization stocks.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in

38	Capital Income Builder

securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting and auditing practices and standards and different regulatory, legal and reporting requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below

Capital Income Builder	39

preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of October 31, 2021, the total value of securities on loan was $1,259,000, and the total value of collateral received was $1,288,000, which consisted entirely of cash. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral, if any, are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loan transactions — The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Unfunded commitments — The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to purchase new or additional bonds if certain contingencies are met. As of October 31, 2021, the fund’s maximum exposure of unfunded bond commitments was $407,000, which would represent less than .01% of the net assets of the fund should such commitments become due. Unrealized appreciation of $2,000 is disclosed as a receivable for unrealized appreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized appreciation on investments in unaffiliated issuers in the fund’s statement of operations.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $4,515,117,000.

40	Capital Income Builder

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations. The average month-end notional amount of open forward currency contracts while held was $44,378,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $4,443,792,000.

Capital Income Builder	41

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts, forward currency contracts and interest rate swaps as of, or for the year ended, October 31, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$21,186	Unrealized depreciation*	$30,055
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	4	Unrealized depreciation on open forward currency contracts	—
Swap	Interest	Unrealized appreciation*	119,572	Unrealized depreciation*	21,583
			$140,762		$51,638

		Net realized (loss) gain		Net unrealized appreciation (depreciation)
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized loss on futures contracts	$(68,455)	Net unrealized appreciation on futures contracts	$10,469
Forward currency	Currency	Net realized loss on forward currency contracts	(1,739)	Net unrealized depreciation on forward currency contracts	(1)
Swap	Interest	Net realized gain on swap contracts	14,163	Net unrealized appreciation on swap contracts	96,814
			$(56,031)		$107,282

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to securities lending and its use of futures contracts, forward currency contracts, interest rate swaps and future delivery contracts. For securities lending, the fund receives collateral in exchange for lending investment securities. The lending agent may reinvest cash collateral from securities lending transactions according to agreed parameters. Cash collateral reinvested by the lending agent, if any, is disclosed in the fund’s investment portfolio. For futures contracts and interest rate swaps, the fund pledges collateral for initial and variation margin by contract. For forward currency contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of October 31, 2021, if close-out netting was exercised (dollars in thousands):

	Gross amounts recognized in the	Gross amounts not offset in the statement of assets and liabilities and subject to a master netting agreement
Counterparty	statement of assets and liabilities	Available to offset	Non-cash collateral*	Cash collateral*	Net amount
Assets:
Morgan Stanley	$4	$—	$—	$—	$4

*	Collateral is shown on a settlement basis.

42	Capital Income Builder

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended October 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended October 31, 2021, the fund recognized $51,426,000 in reclaims (net of $4,574,000 in fees and the effect of realized gain or loss from currency translations) and $7,706,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. If applicable, the fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; net capital losses; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended October 31, 2021, the fund reclassified $6,200,000 from capital paid in on shares of beneficial interest to total distributable earnings to align financial reporting with tax reporting.

As of October 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$1,095,973
Capital loss carryforward[1]	(1,492,761)
Gross unrealized appreciation on investments	25,907,307
Gross unrealized depreciation on investments	(2,205,790)
Net unrealized appreciation on investments	23,701,517
Cost of investments	88,269,791

[1]	Reflects the utilization of capital loss carryforward of $2,793,758,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years. The fund will not make distributions from capital gains while a capital loss carryforward remains.

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Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended October 31, 2021					Year ended October 31, 2020
Share class	Ordinary income		Long-term capital gains	Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$1,803,887		$—	$1,803,887		$2,145,670		$623,822		$2,769,492
Class C	43,976		—	43,976		78,376		31,904		110,280
Class T	—	[2]	—	—	[2]	—	[2]	—	[2]	—	[2]
Class F-1	81,851		—	81,851		123,897		38,363		162,260
Class F-2	361,167		—	361,167		402,470		108,221		510,691
Class F-3	151,534		—	151,534		166,546		42,824		209,370
Class 529-A	67,657		—	67,657		76,862		22,073		98,935
Class 529-C	2,541		—	2,541		7,702		3,482		11,184
Class 529-E	1,904		—	1,904		2,456		781		3,237
Class 529-T	—	[2]	—	—	[2]	1		—	[2]	1
Class 529-F-1	1		—	1		4,175		1,106		5,281
Class 529-F-2[3]	4,131		—	4,131		—		—		—
Class 529-F-3[3]	—	[2]	—	—	[2]	—		—		—
Class R-1	1,372		—	1,372		1,981		785		2,766
Class R-2	8,487		—	8,487		11,477		4,382		15,859
Class R-2E	1,045		—	1,045		1,338		449		1,787
Class R-3	18,347		—	18,347		23,929		7,903		31,832
Class R-4	14,759		—	14,759		18,351		5,508		23,859
Class R-5E	2,032		—	2,032		1,879		432		2,311
Class R-5	9,247		—	9,247		11,429		3,099		14,528
Class R-6	439,493		—	439,493		476,153		118,008		594,161
Total	$3,013,431		$—	$3,013,431		$3,554,692		$1,013,142		$4,567,834

[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.240% on the first $1 billion of daily net assets and decreasing to 0.110% on such assets in excess of $115 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $100,000,000 of the fund’s monthly gross income and decreasing to 2.50% on such income in excess of $100,000,000. For the year ended October 31, 2021, the investment advisory services fees were $240,482,000, which were equivalent to an annualized rate of 0.225% of average daily net assets.

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Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of October 31, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended October 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

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For the year ended October 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services		529 plan services
Class A	$165,510		$49,359		$19,637		Not applicable
Class C	21,660		1,668		652		Not applicable
Class T	—		—	*	—	*	Not applicable
Class F-1	7,394		3,985		890		Not applicable
Class F-2	Not applicable		12,756		3,660		Not applicable
Class F-3	Not applicable		72		1,484		Not applicable
Class 529-A	5,863		1,707		746		$1,482
Class 529-C	1,243		90		38		76
Class 529-E	375		24		23		45
Class 529-T	—		—	*	—	*	—	*
Class 529-F-1	—	*	—	*	—	*	—	*
Class 529-F-2	Not applicable		73		42		84
Class 529-F-3	Not applicable		—	*	—	*	—	*
Class R-1	684		68		21		Not applicable
Class R-2	3,156		1,451		126		Not applicable
Class R-2E	272		93		14		Not applicable
Class R-3	3,751		1,120		225		Not applicable
Class R-4	1,346		532		161		Not applicable
Class R-5E	Not applicable		106		21		Not applicable
Class R-5	Not applicable		144		91		Not applicable
Class R-6	Not applicable		94		4,245		Not applicable
Total class-specific expenses	$211,254		$73,342		$32,076		$1,687

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,077,000 in the fund’s statement of operations reflects $672,000 in current fees (either paid in cash or deferred) and a net increase of $405,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investments in CCBF and CCF — The fund holds shares of CCBF, a corporate bond fund, and CCF, an institutional prime money market fund, which are both managed by CRMC. CCBF seeks to provide maximum total return consistent with capital preservation and prudent risk management by investing primarily in corporate debt instruments. CCBF is used as an investment vehicle for the fund’s corporate bond investments. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. Both CCBF and CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from either CCBF or CCF.

Security transactions with related funds — The fund purchased securities from, and sold securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended October 31, 2021, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,408,453,000 and $1,276,933,000, respectively, which generated $125,638,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended October 31, 2021.

46	Capital Income Builder

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]			Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount		Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2021

Class A	$4,147,577	62,401		$1,761,839		26,703		$(7,428,785)	(112,837)	$(1,519,369)	(23,733)
Class C	180,636	2,719		43,493		661		(700,412)	(10,587)	(476,283)	(7,207)
Class T	—	—		—		—		—	—	—	—
Class F-1	88,375	1,338		79,389		1,209		(1,280,260)	(19,239)	(1,112,496)	(16,692)
Class F-2	2,865,178	43,285		346,551		5,249		(2,435,458)	(36,912)	776,271	11,622
Class F-3	972,972	14,726		148,683		2,250		(873,388)	(13,220)	248,267	3,756
Class 529-A	206,621	3,129		67,639		1,026		(381,089)	(5,771)	(106,829)	(1,616)
Class 529-C	20,204	306		2,540		39		(59,112)	(895)	(36,368)	(550)
Class 529-E	6,284	96		1,904		29		(15,747)	(238)	(7,559)	(113)
Class 529-T	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	10	—	[2]	—	[2]	—	[2]	(40)	(1)	(30)	(1)
Class 529-F-2	37,248	564		4,129		62		(22,175)	(335)	19,202	291
Class 529-F-3	—	—		—	[2]	—	[2]	—	—	— [2]	— [2]
Class R-1	7,665	115		1,372		21		(15,342)	(232)	(6,305)	(96)
Class R-2	63,887	964		8,476		129		(114,272)	(1,735)	(41,909)	(642)
Class R-2E	10,256	157		1,045		16		(14,070)	(214)	(2,769)	(41)
Class R-3	108,167	1,635		18,303		278		(197,768)	(2,997)	(71,298)	(1,084)
Class R-4	89,575	1,350		14,697		223		(134,980)	(2,051)	(30,708)	(478)
Class R-5E	26,235	400		2,032		31		(17,407)	(264)	10,860	167
Class R-5	33,764	507		9,235		140		(67,194)	(1,027)	(24,195)	(380)
Class R-6	2,287,607	34,864		439,177		6,669		(3,917,770)	(58,748)	(1,190,986)	(17,215)
Total net increase (decrease)	$11,152,261	168,556		$2,950,504		44,735		$(17,675,269)	(267,303)	$(3,572,504)	(54,012)

See end of table for footnotes.

Capital Income Builder	47

	Sales[1]			Reinvestments of distributions			Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended October 31, 2020

Class A	$3,884,403	65,954		$2,710,213	46,424		$(9,371,229)	(161,587)	$(2,776,613)	(49,209)
Class C	202,367	3,408		108,413	1,840		(1,363,085)	(23,261)	(1,052,305)	(18,013)
Class T	—	—		—	—		—	—	—	—
Class F-1	304,211	5,114		156,777	2,685		(1,095,773)	(18,877)	(634,785)	(11,078)
Class F-2	2,601,578	44,272		490,010	8,419		(3,087,174)	(53,444)	4,414	(753)
Class F-3	1,012,632	17,025		205,883	3,541		(1,093,158)	(18,972)	125,357	1,594
Class 529-A	365,130	6,207		98,898	1,694		(403,376)	(6,801)	60,652	1,100
Class 529-C	29,091	487		11,178	190		(263,361)	(4,487)	(223,092)	(3,810)
Class 529-E	6,578	111		3,235	55		(17,319)	(293)	(7,506)	(127)
Class 529-T	—	—		1	—	[2]	—	—	1	— [2]
Class 529-F-1	22,690	382		5,274	91		(132,843)	(2,333)	(104,879)	(1,860)
Class 529-F-2[3]	110,377	1,953		—	—		—	—	110,377	1,953
Class 529-F-3[3]	10	—	[2]	—	—		—	—	10	— [2]
Class R-1	6,695	113		2,763	47		(24,591)	(417)	(15,133)	(257)
Class R-2	71,775	1,210		15,838	269		(129,742)	(2,203)	(42,129)	(724)
Class R-2E	7,786	133		1,787	31		(15,532)	(265)	(5,959)	(101)
Class R-3	112,919	1,910		31,777	542		(237,259)	(4,009)	(92,563)	(1,557)
Class R-4	81,515	1,369		23,803	408		(164,378)	(2,785)	(59,060)	(1,008)
Class R-5E	25,861	435		2,310	40		(12,130)	(205)	16,041	270
Class R-5	39,391	669		14,513	249		(78,785)	(1,330)	(24,881)	(412)
Class R-6	2,443,282	41,806		593,762	10,212		(1,304,981)	(22,523)	1,732,063	29,495
Total net increase (decrease)	$11,328,291	192,558		$4,476,435	76,737		$(18,794,716)	(323,792)	$(2,989,990)	(54,497)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $66,715,278,000 and $72,160,704,000, respectively, during the year ended October 31, 2021.

48	Capital Income Builder

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
10/31/2021	$56.52	$2.07	$12.33	$14.40	$(1.83)	$—	$(1.83)	$69.09	25.67%	$67,634		.59%		.59%		3.12%
10/31/2020	61.99	1.96	(4.74)	(2.78)	(2.09)	(.60)	(2.69)	56.52	(4.55)	56,666		.61		.61		3.31
10/31/2019	58.01	1.94	4.18	6.12	(2.14)	—	(2.14)	61.99	10.79	65,201		.60		.60		3.23
10/31/2018	62.81	1.95	(3.81)	(1.86)	(2.15)	(.79)	(2.94)	58.01	(3.16)	63,346		.58		.58		3.18
10/31/2017	57.48	2.07	5.29	7.36	(2.03)	—	(2.03)	62.81	13.00	71,498		.59		.59		3.43
Class C:
10/31/2021	56.63	1.57	12.36	13.93	(1.33)	—	(1.33)	69.23	24.72	2,047		1.34		1.34		2.37
10/31/2020	62.07	1.52	(4.73)	(3.21)	(1.63)	(.60)	(2.23)	56.63	(5.26)	2,083		1.35		1.35		2.55
10/31/2019	58.07	1.48	4.19	5.67	(1.67)	—	(1.67)	62.07	9.95	3,401		1.36		1.36		2.47
10/31/2018	62.86	1.47	(3.83)	(2.36)	(1.64)	(.79)	(2.43)	58.07	(3.94)	3,889		1.37		1.37		2.39
10/31/2017	57.51	1.59	5.30	6.89	(1.54)	—	(1.54)	62.86	12.12	5,065		1.39		1.39		2.64
Class T:
10/31/2021	56.52	2.23	12.33	14.56	(2.00)	—	(2.00)	69.08	25.96 [5]	—	[6]	.34	[5]	.34	[5]	3.37	[5]
10/31/2020	62.00	2.11	(4.75)	(2.64)	(2.24)	(.60)	(2.84)	56.52	(4.31)[5]	—	[6]	.35	[5]	.35	[5]	3.57	[5]
10/31/2019	58.02	2.08	4.18	6.26	(2.28)	—	(2.28)	62.00	11.06 [5]	—	[6]	.36	[5]	.36	[5]	3.48	[5]
10/31/2018	62.83	2.09	(3.83)	(1.74)	(2.28)	(.79)	(3.07)	58.02	(2.96)[5]	—	[6]	.36	[5]	.36	[5]	3.40	[5]
10/31/2017[7,8]	59.80	1.26	2.83	4.09	(1.06)	—	(1.06)	62.83	6.87 [5,9]	—	[6]	.38	[5,10]	.38	[5,10]	3.59	[5,10]
Class F-1:
10/31/2021	56.51	2.02	12.35	14.37	(1.79)	—	(1.79)	69.09	25.61	2,555		.65		.65		3.06
10/31/2020	61.98	1.93	(4.74)	(2.81)	(2.06)	(.60)	(2.66)	56.51	(4.61)	3,033		.65		.65		3.26
10/31/2019	58.00	1.90	4.18	6.08	(2.10)	—	(2.10)	61.98	10.72	4,013		.66		.66		3.17
10/31/2018	62.81	1.91	(3.83)	(1.92)	(2.10)	(.79)	(2.89)	58.00	(3.26)	3,996		.66		.66		3.11
10/31/2017	57.48	2.02	5.30	7.32	(1.99)	—	(1.99)	62.81	12.92	4,716		.67		.67		3.35
Class F-2:
10/31/2021	56.47	2.22	12.32	14.54	(1.98)	—	(1.98)	69.03	25.95	13,182		.37		.37		3.34
10/31/2020	61.95	2.09	(4.75)	(2.66)	(2.22)	(.60)	(2.82)	56.47	(4.35)	10,126		.38		.38		3.54
10/31/2019	57.97	2.05	4.19	6.24	(2.26)	—	(2.26)	61.95	11.03	11,155		.39		.39		3.43
10/31/2018	62.78	2.06	(3.82)	(1.76)	(2.26)	(.79)	(3.05)	57.97	(3.00)	9,869		.39		.39		3.37
10/31/2017	57.45	2.18	5.29	7.47	(2.14)	—	(2.14)	62.78	13.22	8,922		.41		.41		3.61
Class F-3:
10/31/2021	56.50	2.29	12.33	14.62	(2.04)	—	(2.04)	69.08	26.09	5,275		.27		.27		3.45
10/31/2020	61.98	2.15	(4.74)	(2.59)	(2.29)	(.60)	(2.89)	56.50	(4.24)	4,102		.28		.28		3.64
10/31/2019	58.01	2.12	4.17	6.29	(2.32)	—	(2.32)	61.98	11.12	4,401		.29		.29		3.54
10/31/2018	62.81	2.13	(3.82)	(1.69)	(2.32)	(.79)	(3.11)	58.01	(2.88)	3,723		.29		.29		3.47
10/31/2017[7,11]	58.52	1.66	4.27	5.93	(1.64)	—	(1.64)	62.81	10.23 [9]	3,085		.30	[10]	.30	[10]	3.53	[10]
Class 529-A:
10/31/2021	56.49	2.04	12.33	14.37	(1.80)	—	(1.80)	69.06	25.61	2,534		.63		.63		3.08
10/31/2020	61.96	1.93	(4.73)	(2.80)	(2.07)	(.60)	(2.67)	56.49	(4.59)	2,164		.65		.65		3.27
10/31/2019	57.99	1.90	4.17	6.07	(2.10)	—	(2.10)	61.96	10.71	2,306		.66		.66		3.17
10/31/2018	62.79	1.91	(3.82)	(1.91)	(2.10)	(.79)	(2.89)	57.99	(3.24)	2,238		.66		.66		3.11
10/31/2017	57.47	2.02	5.29	7.31	(1.99)	—	(1.99)	62.79	12.91	2,304		.67		.67		3.36

See end of table for footnotes.

Capital Income Builder	49

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
10/31/2021	$56.61	$1.55	$12.36	$13.91	$(1.31)	$—	$(1.31)	$69.21	24.70%	$117		1.37%		1.37%		2.33%
10/31/2020	62.02	1.50	(4.73)	(3.23)	(1.58)	(.60)	(2.18)	56.61	(5.29)	127		1.38		1.38		2.52
10/31/2019	58.03	1.46	4.17	5.63	(1.64)	—	(1.64)	62.02	9.89	375		1.40		1.40		2.44
10/31/2018	62.77	1.43	(3.81)	(2.38)	(1.57)	(.79)	(2.36)	58.03	(3.97)	425		1.42		1.42		2.33
10/31/2017	57.44	1.56	5.29	6.85	(1.52)	—	(1.52)	62.77	12.06	687		1.44		1.44		2.59
Class 529-E:
10/31/2021	56.51	1.89	12.35	14.24	(1.66)	—	(1.66)	69.09	25.35	75		.85		.85		2.86
10/31/2020	61.98	1.81	(4.75)	(2.94)	(1.93)	(.60)	(2.53)	56.51	(4.80)	68		.86		.86		3.05
10/31/2019	58.00	1.77	4.18	5.95	(1.97)	—	(1.97)	61.98	10.47	82		.88		.88		2.96
10/31/2018	62.79	1.77	(3.81)	(2.04)	(1.96)	(.79)	(2.75)	58.00	(3.45)	84		.88		.88		2.88
10/31/2017	57.47	1.88	5.29	7.17	(1.85)	—	(1.85)	62.79	12.65	95		.90		.90		3.13
Class 529-T:
10/31/2021	56.52	2.19	12.33	14.52	(1.96)	—	(1.96)	69.08	25.89 [5]	—	[6]	.40	[5]	.40	[5]	3.31	[5]
10/31/2020	62.00	2.08	(4.75)	(2.67)	(2.21)	(.60)	(2.81)	56.52	(4.37)[5]	—	[6]	.41	[5]	.41	[5]	3.51	[5]
10/31/2019	58.02	2.04	4.19	6.23	(2.25)	—	(2.25)	62.00	10.99 [5]	—	[6]	.42	[5]	.42	[5]	3.41	[5]
10/31/2018	62.82	2.04	(3.81)	(1.77)	(2.24)	(.79)	(3.03)	58.02	(3.01)[5]	—	[6]	.42	[5]	.42	[5]	3.33	[5]
10/31/2017[7,8]	59.80	1.24	2.83	4.07	(1.05)	—	(1.05)	62.82	6.84 [5,9]	—	[6]	.42	[5,10]	.42	[5,10]	3.55	[5,10]
Class 529-F-1:
10/31/2021	56.50	2.10	12.39	14.49	(1.94)	—	(1.94)	69.05	25.84 [5]	—	[6]	.44	[5]	.44	[5]	3.17	[5]
10/31/2020	61.97	2.08	(4.74)	(2.66)	(2.21)	(.60)	(2.81)	56.50	(4.36)[5]	—	[6]	.41	[5]	.41	[5]	3.51	[5]
10/31/2019	58.00	2.04	4.17	6.21	(2.24)	—	(2.24)	61.97	10.98	115		.42		.42		3.41
10/31/2018	62.81	2.04	(3.82)	(1.78)	(2.24)	(.79)	(3.03)	58.00	(3.03)	104		.42		.42		3.33
10/31/2017	57.48	2.16	5.29	7.45	(2.12)	—	(2.12)	62.81	13.17	93		.44		.44		3.58
Class 529-F-2:
10/31/2021	56.52	2.22	12.34	14.56	(1.97)	—	(1.97)	69.11	25.97	155		.38		.38		3.34
10/31/2020[7,12]	56.52	—	—	—	—	—	—	56.52	—	110		—		—		—
Class 529-F-3:
10/31/2021	56.52	2.24	12.34	14.58	(2.01)	—	(2.01)	69.09	26.00	—	[6]	.38		.33		3.38
10/31/2020[7,12]	56.52	—	—	—	—	—	—	56.52	—	—	[6]	—		—		—
Class R-1:
10/31/2021	56.56	1.56	12.34	13.90	(1.32)	—	(1.32)	69.14	24.70	69		1.36		1.36		2.35
10/31/2020	62.00	1.50	(4.72)	(3.22)	(1.62)	(.60)	(2.22)	56.56	(5.29)	62		1.38		1.38		2.53
10/31/2019	58.00	1.47	4.18	5.65	(1.65)	—	(1.65)	62.00	9.89	84		1.39		1.39		2.46
10/31/2018	62.80	1.45	(3.82)	(2.37)	(1.64)	(.79)	(2.43)	58.00	(3.94)	101		1.39		1.39		2.36
10/31/2017	57.46	1.58	5.30	6.88	(1.54)	—	(1.54)	62.80	12.10	123		1.39		1.39		2.63

See end of table for footnotes.

50	Capital Income Builder

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
10/31/2021	$56.53	$1.56	$12.33	$13.89	$(1.32)	$—	$(1.32)	$69.10	24.72%	$419	1.36%	1.36%	2.35%
10/31/2020	61.98	1.50	(4.73)	(3.23)	(1.62)	(.60)	(2.22)	56.53	(5.30)	379	1.38	1.38	2.53
10/31/2019	58.00	1.47	4.17	5.64	(1.66)	—	(1.66)	61.98	9.91	460	1.38	1.38	2.45
10/31/2018	62.79	1.46	(3.82)	(2.36)	(1.64)	(.79)	(2.43)	58.00	(3.93)	487	1.39	1.39	2.37
10/31/2017	57.46	1.59	5.28	6.87	(1.54)	—	(1.54)	62.79	12.10	586	1.39	1.39	2.64
Class R-2E:
10/31/2021	56.27	1.74	12.29	14.03	(1.52)	—	(1.52)	68.78	25.08	46	1.07	1.07	2.64
10/31/2020	61.72	1.67	(4.72)	(3.05)	(1.80)	(.60)	(2.40)	56.27	(5.03)	40	1.09	1.09	2.83
10/31/2019	57.77	1.63	4.17	5.80	(1.85)	—	(1.85)	61.72	10.25	50	1.09	1.09	2.74
10/31/2018	62.58	1.63	(3.80)	(2.17)	(1.85)	(.79)	(2.64)	57.77	(3.66)	40	1.09	1.09	2.67
10/31/2017	57.30	1.72	5.32	7.04	(1.76)	—	(1.76)	62.58	12.44	33	1.08	1.08	2.86
Class R-3:
10/31/2021	56.52	1.85	12.34	14.19	(1.62)	—	(1.62)	69.09	25.26	748	.92	.92	2.80
10/31/2020	61.98	1.77	(4.74)	(2.97)	(1.89)	(.60)	(2.49)	56.52	(4.87)	673	.93	.93	2.98
10/31/2019	58.00	1.74	4.17	5.91	(1.93)	—	(1.93)	61.98	10.40	835	.94	.94	2.90
10/31/2018	62.80	1.73	(3.82)	(2.09)	(1.92)	(.79)	(2.71)	58.00	(3.52)	858	.94	.94	2.82
10/31/2017	57.47	1.86	5.29	7.15	(1.82)	—	(1.82)	62.80	12.61	1,026	.94	.94	3.08
Class R-4:
10/31/2021	56.50	2.05	12.34	14.39	(1.82)	—	(1.82)	69.07	25.65	547	.62	.62	3.10
10/31/2020	61.97	1.95	(4.74)	(2.79)	(2.08)	(.60)	(2.68)	56.50	(4.58)	475	.62	.62	3.29
10/31/2019	57.99	1.92	4.17	6.09	(2.11)	—	(2.11)	61.97	10.73	583	.64	.64	3.21
10/31/2018	62.79	1.91	(3.81)	(1.90)	(2.11)	(.79)	(2.90)	57.99	(3.22)	732	.64	.64	3.12
10/31/2017	57.46	2.04	5.29	7.33	(2.00)	—	(2.00)	62.79	12.94	838	.64	.64	3.38
Class R-5E:
10/31/2021	56.43	2.18	12.32	14.50	(1.95)	—	(1.95)	68.98	25.90	78	.42	.42	3.29
10/31/2020	61.91	2.07	(4.75)	(2.68)	(2.20)	(.60)	(2.80)	56.43	(4.40)	55	.42	.42	3.51
10/31/2019	57.94	1.98	4.23	6.21	(2.24)	—	(2.24)	61.91	10.97	43	.43	.43	3.31
10/31/2018	62.75	2.03	(3.81)	(1.78)	(2.24)	(.79)	(3.03)	57.94	(3.04)	20	.44	.44	3.32
10/31/2017	57.45	2.18	5.27	7.45	(2.15)	—	(2.15)	62.75	13.18	11	.43	.43	3.60
Class R-5:
10/31/2021	56.53	2.25	12.34	14.59	(2.01)	—	(2.01)	69.11	26.02	309	.31	.31	3.40
10/31/2020	62.01	2.13	(4.75)	(2.62)	(2.26)	(.60)	(2.86)	56.53	(4.28)	274	.32	.32	3.59
10/31/2019	58.04	2.08	4.19	6.27	(2.30)	—	(2.30)	62.01	11.07	326	.33	.33	3.47
10/31/2018	62.84	2.10	(3.82)	(1.72)	(2.29)	(.79)	(3.08)	58.04	(2.93)	214	.34	.34	3.42
10/31/2017	57.50	2.22	5.30	7.52	(2.18)	—	(2.18)	62.84	13.29	242	.34	.34	3.69
Class R-6:
10/31/2021	56.51	2.28	12.34	14.62	(2.05)	—	(2.05)	69.08	26.07	14,277	.27	.27	3.45
10/31/2020	61.99	2.16	(4.75)	(2.59)	(2.29)	(.60)	(2.89)	56.51	(4.24)	12,651	.27	.27	3.65
10/31/2019	58.01	2.12	4.19	6.31	(2.33)	—	(2.33)	61.99	11.12	12,050	.28	.28	3.54
10/31/2018	62.82	2.13	(3.82)	(1.69)	(2.33)	(.79)	(3.12)	58.01	(2.88)	9,528	.29	.29	3.48
10/31/2017	57.49	2.24	5.30	7.54	(2.21)	—	(2.21)	62.82	13.33	8,249	.30	.30	3.72

See end of table for footnotes.

Capital Income Builder	51

Financial highlights (continued)

	Year ended October 31,
Portfolio turnover rate for all share classes[13,14]	2021	2020	2019	2018	2017
Excluding mortgage dollar roll transactions	41%	55%	32%	37%	51%
Including mortgage dollar roll transactions	72%	118%	45%	73%	73%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During the period shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class T and 529-T shares began investment operations on April 7, 2017.
[9]	Not annualized.
[10]	Annualized.
[11]	Class F-3 shares began investment operations on January 27, 2017.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.
[14]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

See notes to financial statements.

52	Capital Income Builder

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital Income Builder

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Capital Income Builder (the “Fund”) as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Los Angeles, California
December 8, 2021

We have served as the auditor of one or more investment companies in The Capital Group Companies Investment Company Complex since 1934.

Capital Income Builder	53

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (May 1, 2021, through October 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

54	Capital Income Builder

Expense example (continued)

	Beginning account value 5/1/2021	Ending account value 10/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,036.07	$3.03	.59%
Class A – assumed 5% return	1,000.00	1,022.23	3.01	.59
Class C – actual return	1,000.00	1,032.22	6.86	1.34
Class C – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class T – actual return	1,000.00	1,037.44	1.75	.34
Class T – assumed 5% return	1,000.00	1,023.49	1.73	.34
Class F-1 – actual return	1,000.00	1,035.87	3.34	.65
Class F-1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 – actual return	1,000.00	1,037.11	1.90	.37
Class F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class F-3 – actual return	1,000.00	1,037.86	1.39	.27
Class F-3 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 529-A – actual return	1,000.00	1,035.83	3.23	.63
Class 529-A – assumed 5% return	1,000.00	1,022.03	3.21	.63
Class 529-C – actual return	1,000.00	1,031.92	7.07	1.38
Class 529-C – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class 529-E – actual return	1,000.00	1,034.90	4.36	.85
Class 529-E – assumed 5% return	1,000.00	1,020.92	4.33	.85
Class 529-T – actual return	1,000.00	1,036.96	2.05	.40
Class 529-T – assumed 5% return	1,000.00	1,023.19	2.04	.40
Class 529-F-1 – actual return	1,000.00	1,036.58	2.36	.46
Class 529-F-1 – assumed 5% return	1,000.00	1,022.89	2.35	.46
Class 529-F-2 – actual return	1,000.00	1,037.13	1.95	.38
Class 529-F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-F-3 – actual return	1,000.00	1,037.25	1.69	.33
Class 529-F-3 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class R-1 – actual return	1,000.00	1,032.19	6.97	1.36
Class R-1 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2 – actual return	1,000.00	1,032.15	6.91	1.35
Class R-2 – assumed 5% return	1,000.00	1,018.40	6.87	1.35
Class R-2E – actual return	1,000.00	1,033.63	5.48	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class R-3 – actual return	1,000.00	1,034.42	4.67	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	1,035.98	3.13	.61
Class R-4 – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class R-5E – actual return	1,000.00	1,036.91	2.10	.41
Class R-5E – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class R-5 – actual return	1,000.00	1,037.48	1.59	.31
Class R-5 – assumed 5% return	1,000.00	1,023.64	1.58	.31
Class R-6 – actual return	1,000.00	1,037.72	1.39	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Capital Income Builder	55

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended October 31, 2021:

Qualified dividend income	$2,779,529,000
Section 199A dividends	$113,645,000
Section 163(j) interest dividends	$674,806,000
Corporate dividends received deduction	$1,420,463,000
U.S. government income that may be exempt from state taxation	$350,224,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

56	Capital Income Builder

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2022. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications, and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through February 28, 2021. They generally placed greater emphasis on longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were generally competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Capital Income Builder	57

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that since 2019, CRMC has borne the cost of third-party research. The board and committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payment to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed to the fund by CRMC. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

58	Capital Income Builder

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Joseph C. Berenato, 1946 Chair of the Board (Independent and Non-Executive)	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company); former Editor-in-Chief, The Los Angeles Herald Examiner (retired 1989)	10	None
John G. Freund, MD, 1953	2016	Founder and Managing Director, Skyline Ventures (a venture capital investor in health care companies)	6	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Pedro J. Greer, Jr., 1956	2016	Physician; Professor and Founding Dean, College of Medicine, Roseman University of Health Sciences; former Chairman/Associate Dean, Florida International University	3	None
R. Clark Hooper, 1946	2012	Private investor	90	None
Merit E. Janow, 1958	2001	Dean and Professor, Columbia University, School of International and Public Affairs	93	Mastercard Incorporated; Trimble Inc. (software, hardware and services technology)
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Earl Lewis, Jr., 1955	2017	Professor and Director, University of Michigan; former President, The Andrew W. Mellon Foundation	3	2U, Inc.
Christopher E. Stone, 1956	2009	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government; former President, Open Society Foundations	9	None
Kathy J. Williams, 1955	2021	Commissioner, Juvenile Justice Delinquency Prevention Commission; Board Member, Aspen Public Radio; former Commissioner, Marin County Human Rights Commission	7	None
Amy Zegart, Ph.D., 1967	2021	Senior Fellow, Hoover Institution, Stanford University; Senior Fellow, Freeman Spogli Institute, Stanford University	6	Kratos Defense & Security Solutions

Interested trustees5,6

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee
Winnie Kwan, 1972 Co-President	2017	Partner — Capital Research Global Investors, Capital International, Inc.[7]	3	None
Sung Lee, 1966	2019	Partner — Capital Research Global Investors, Capital International, Inc.[7]; Director, The Capital Group Companies, Inc.[7]	3	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 60 for footnotes.

Capital Income Builder	59

Other officers6

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
David A. Hoag, 1965 Co-President	2006	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Partner — Capital Fixed Income Investors, Capital Bank and Trust Company[7]
Steven T. Watson, 1955 Co-President	1998–2006 2017	Partner — Capital International Investors, Capital International, Inc.[7]; Director, Capital International, Inc.[7]
Donald Rolfe, 1972 Principal Executive Officer	2008	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Secretary, Capital Research and Management Company
Michael W. Stockton, 1967 Executive Vice President	2013	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Aline Avzaradel, 1978 Senior Vice President	2020	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Alfonso Barroso, 1971 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, Capital Research and Management Company
Grant L. Cambridge, 1962 Senior Vice President	2014	Partner — Capital International Investors, Capital Research and Management Company
Joyce E. Gordon, 1956 Senior Vice President	1996	Partner — Capital Research Global Investors, Capital Research and Management Company
James B. Lovelace, 1956 Senior Vice President	1992	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[7]
Fergus N. MacDonald, 1969 Senior Vice President	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[7]
Caroline Randall, 1974 Senior Vice President	2015	Partner — Capital Research Global Investors, Capital Research Company[7]; Director, The Capital Group Companies, Inc.[7]
Bradley J. Vogt, 1965 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[7]
Philip Winston, 1955 Senior Vice President	2019	Partner – Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital International Limited[7]; Senior Vice President, Capital International Limited[7]
M. Taylor Hinshaw, 1973 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Gregory F. Niland, 1971 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Michael R. Tom, 1988 Assistant Secretary	2012	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
W. Michael Pattie, 1981 Assistant Treasurer	2020	Assistant Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	Funds managed by Capital Research and Management Company or its affiliates.
[4]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[5]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[6]	All of the trustees and/or officers listed, with the exception of M. Taylor Hinshaw, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[7]	Company affiliated with Capital Research and Management Company.

60	Capital Income Builder

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company (Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank

270 Park Avenue

New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP

400 South Hope Street

Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP

601 South Figueroa Street

Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

Capital Income Builder files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of Capital Income Builder, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations and is not liable whatsoever for any data in the report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]
The Capital System
The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.
American Funds’ superior outcomes
Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

1	Investment industry experience as of December 31, 2020.
2	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2021.
3

Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1.

A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.

4	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

CIB

Registrant:

a) Audit Fees:
Audit	2020	154,000
	2021	164,000

b) Audit-Related Fees:
	2020	None
	2021	None

c) Tax Fees:
	2020	9,000
	2021	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	None
	2021	None
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
	2020	15,000
	2021	None

	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	8,000
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

	Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $33,000 for fiscal year 2020 and $11,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL INCOME BUILDER

By __/s/ Donald H. Rolfe________________
Donald H. Rolfe, Principal Executive Officer

Date: December 31, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Donald H. Rolfe_____________
Donald H. Rolfe, Principal Executive Officer

Date: December 31, 2021

By ___/s/ Gregory F. Niland__________________
Gregory F. Niland, Treasurer and Principal Financial Officer

Date: December 31, 2021